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SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No. 1)

Filed by the registrant ☒
Filed by a party other than the registrant ☐
Check the appropriate box:
☒	Preliminary proxy statement
☐	Confidential, for use of the Commission only (as permitted by Rule 14a-6(e)(2))
☐	Definitive proxy statement
☐	Definitive additional materials
☐	Soliciting Material under Rule 14a-12
FiNet.com, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of filing fee (check the appropriate box):
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	(1)	Title of each class of securities to which transaction applies:
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FINET.COM, INC.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

June 20, 2002

TO THE STOCKHOLDERS OF FiNET.COM, INC.:

        NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of FiNet.com, Inc., a Delaware corporation ("FiNet" or the "Company"), will be held on Thursday, June 20, 2002 at 9:30 a.m., Pacific Time, at the Company's corporate offices located at 2527 Camino Ramon, Suite 200, San Ramon, California 94583, for the following purposes:

  1.
  To elect directors to serve until the next annual meeting of stockholders and until their successors are duly elected and qualified.

  2.
  To approve an amendment to the Company's 1998 Non-Employee Directors' Stock Option Plan to allow an annual grant to the Non-Employee Directors of 1,000 shares for each one million shares of the Company's Common Stock outstanding.

  3.
  To ratify the appointment of Ernst & Young LLP as independent auditors of the Company for the fiscal year ending December 31, 2002.

  4.
  To consider and vote upon a proposal to approve the issuance of shares of the Company's Common Stock in connection with a proposed acquisition of R.E. Ventures, Inc.

  5.
  To consider and vote upon a proposal to approve the sale and issuance of shares of Series B Convertible Preferred Stock and Common Stock warrants to an officer of the Company and a director of the Company in connection with a private placement of the Company's securities.

  6.
  To consider and vote upon a proposal to approve the sale and issuance of additional shares of Series B Convertible Preferred Stock and Common Stock warrants in connection with a private placement of the Company's securities.

  7.
  To transact such other business as may properly come before the meeting or any adjournments thereof.

The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

        Only stockholders of record at the close of business on May 7, 2002 are entitled to notice of, and to vote at, the meeting and any adjournments thereof.

        All stockholders are cordially invited to attend the meeting in person. The presence in person and/or the representation by proxy of the holders of a majority of the issued and outstanding shares of stock entitled to vote is necessary and sufficient to constitute a quorum. Accordingly, if you do not expect to be present at the meeting, you may vote your shares of stock by phone or by executing the accompanying proxy and returning it promptly in the postage-prepaid envelope enclosed for that purpose. Any stockholder attending the meeting may vote in person even if such stockholder previously signed and returned a proxy.

For the Board of Directors
San Ramon, California May 30, 2002	L. Daniel Rawitch, Chief Executive Officer

WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE VOTE YOUR SHARES OF STOCK BY PHONE OR COMPLETE, DATE AND SIGN THE ENCLOSED PROXY AND MAIL IT PROMPTLY IN THE ENCLOSED ENVELOPE.

FINET.COM, INC.

PROXY STATEMENT FOR ANNUAL MEETING OF STOCKHOLDERS

        The enclosed Proxy is solicited on behalf of the Board of Directors (the "Board") of FiNet.com, Inc. ("FiNet" or the "Company") for use at the Company's Annual Meeting of Stockholders (the "Annual Meeting") to be held Thursday, June 20, 2002 at 9:30 a.m., Pacific Time, or at any adjournments or postponements thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting of Stockholders. The Annual Meeting will be held at the Company's principal executive offices, located at 2527 Camino Ramon, Suite 200, San Ramon, California 94583. The telephone number at that address is (925) 242-5600.

        These proxy solicitation materials are first being mailed on or about May 30, 2002 to all stockholders entitled to vote at the Annual Meeting.

INFORMATION CONCERNING SOLICITATION AND VOTING

Restatement of Share Information as a Result of February 2001 Reverse Stock Split

        On February 20, 2001, the Company effected a one-for-twelve reverse stock split of its outstanding shares of Common Stock. All share information contained in this Proxy Statement has been restated for all periods to reflect this reverse split.

Record Date and Outstanding Shares

        Stockholders of record at the close of business on May 7, 2002 (the "Record Date") are entitled to notice of, and to vote at, the Annual Meeting. On the Record Date, 9,533,634 shares of the Company's Common Stock, $0.01 par value per share (the "Common Stock"), were issued, outstanding and entitled to vote at the Annual Meeting.

Revocability of Proxies

        Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its use by delivering to the Secretary of the Company a written notice of revocation or a duly executed proxy bearing a later date, or by attending the Annual Meeting and voting in person. Mere attendance at the Annual Meeting will not serve to revoke a proxy.

Voting and Solicitation

        Holders of Common Stock are entitled to one vote for each share of Common Stock held. In order to constitute a quorum for the conduct of business at the Annual Meeting, a majority of the shares of Common Stock outstanding on the Record Date must be represented in person or by proxy at the Annual Meeting.

        Solicitation of proxies may be made by directors, officers and other employees of the Company by personal interview, telephone, facsimile or other method. No additional compensation will be paid for any such services. Costs of solicitation, including preparation, assembly, printing and mailing of this proxy statement, the proxy and any other information furnished to the stockholders, will be borne by the Company. The Company has retained Automatic Data Processing, Inc., to aid in the solicitation of proxies from stockholders, banks and other institutional nominees. The fees and expenses of such firm are not expected to exceed $10,000. The Company may reimburse the reasonable charges and expenses of brokerage houses or other nominees or fiduciaries for forwarding proxy materials to, and obtaining authority to execute proxies from, beneficial owners for whose account they hold shares of Common Stock.

Quorum; Abstentions and Broker Non-Votes

        The required quorum for the transaction of business at the Annual Meeting is a majority of the shares of Common Stock outstanding on the Record Date. Broker non-votes and shares held by persons abstaining will be counted in determining whether a quorum is present at the Annual Meeting. However, broker non-votes will have no effect on the outcome of the vote for the election of directors and are not counted for purposes of determining whether proposals 2, 3, 4, 5 and 6 have been approved. Abstentions will have no effect on the outcome of the vote for the election of directors, but will have the effect of being cast against proposals 2, 3, 4, 5 and 6 for purposes of determining whether or not the proposals have been approved, even though the stockholder so abstaining may intend a different interpretation.

PROPOSAL ONE
ELECTION OF DIRECTORS

Nominees

        The Bylaws of the Company provide for a Board consisting of not fewer than five nor more than fifteen directors. The number of directors is currently set at six. Six directors are to be elected at the Annual Meeting. Unless otherwise instructed, the proxy holders will vote the proxies they receive for the six nominees named below. All of the nominees named below other than Mr. Dallas and Mr. Silva are incumbent directors who were elected to their present terms by the stockholders of the Company. Mr. Dallas was appointed by the Board in March 2002 to fill the vacant seat left by Antonio Falcão's death in December 2001. Mr. Silva was appointed by the Board in April 2002. The present term of each of the directors continues until the Annual Meeting and until his successor has been elected and qualified. In the event that any nominee is unable or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for any nominee who shall be designated by the present Board to fill the vacancy. The Board has no reason to believe that any of the persons named below will be unable or unwilling to serve as a director if elected. The proposed nominees are not being nominated pursuant to any arrangement or understanding with any person. The term of office of each person elected as a director will continue until the next Annual Meeting of Stockholders and until his successor has been elected and qualified.

        The name of and certain other information regarding each nominee are set forth in the table below.

Name of Nominee	Age	Principal Occupation	Director Since
L. Daniel Rawitch	43	Chief Executive Office, Co-Vice Chairman of the Board	1995
S. Lewis Meyer, Ph.D.	57	Chairman of the Board	1997
Stephen J. Sogin, Ph.D.	60	Venture Capitalist	1990
Diogo Abreu	36	Co-Vice Chairman of the Board and Consultant	2001
William D. Dallas	46	Chairman and CEO of Affinity Corporation	2002
Mário Filipe Moreira Leite Da Silva	30	Finance Director of Financim — Financiamentos Mobiláris, S.G.P.S., S.A.	2002

        There is no family relationship between any of the directors or executive officers of the Company. The Restated Certificate of Incorporation and Bylaws of the Company contain provisions eliminating or limiting the personal liability of directors for violations of a director's fiduciary duty to the extent permitted by the Delaware General Corporation Law.

        L. Daniel Rawitch has served as Chief Executive Officer since May 2001, as a director since May 1995 and as Vice Chairman of the Board since May 1999 and Co-Vice Chairman since June 2001. He also served the Company in various other positions, including as a consultant to the Company in the development of the Homeward Solutions division of Monument Mortgage, Inc., the Company's wholly owned subsidiary, from March 2001 until May 2001, President of the Company from October 1998 to May 1999 and as its Chief Executive Officer from May 1995 to October 1998. Prior to joining the Company, he served as Chief Executive Officer of Residential Pacific Mortgage, Inc., from 1989 until the Company acquired it in August 1994.

        S. Lewis Meyer has served as Chairman of the Board since October 2001 and as a director since January 1997. From June 1993 until December 2001, Dr. Meyer served as President and Chief Executive Officer of Imatron, Inc., a company engaged in designing, manufacturing and marketing a high performance electron beam tomography scanner. Imatron was a publicly held company that was acquired by General Electric Medical Systems in December 2001. From April 1991 until joining

Imatron, Dr. Meyer was Vice President, Operations of Otsuka Electronics (U.S.A.), Inc., Fort Collins, Colorado, a manufacturer of clinical MR systems and analytical NMR spectrometers. From August 1990 to April 1991, he was a founding partner of Medical Capital Management, a company engaged in providing consulting services to medical equipment manufacturers, imaging services providers and related medical professionals. Prior thereto, he was Founder, President and Chief Executive Officer of American Health Services Corp. (now Insight Health Services), a developer and operator of diagnostic imaging and treatment centers. Dr. Meyer received his B.S. degree in physics from the University of the Pacific and his M.S. and Ph.D. degrees in physics from Purdue University. Dr. Meyer is Chairman of the Board of Directors of Positron Corporation, Houston, Texas. Until 1998, Dr. Meyer was a member of the Board of Directors of the American Electronics Association (AEA) and until 1999, he was a member of the board of BSD Medical Corporation.

        Stephen J. Sogin has served as a director since March 1990 and served as the Company's acting Chief Executive Officer in January 2000. Dr. Sogin is a venture capitalist. From December 1984 until January 1995, he was a general partner of Montgomery Medical Ventures. In July 1997, Dr. Sogin consented to a cease and desist order issued by the SEC involving his late filing of Forms 3, 4 and 5, which he was required to file in his capacity as a general partner of Montgomery Medical Ventures II. None of the SEC's findings involve charges that Dr. Sogin received improper gains or personal benefits as a result of these violations. Dr. Sogin has advised the Company that the trades in question were conducted by the partnership (Montgomery Medical Ventures II) and he executed none of these trades personally. Dr. Sogin is a member of the Board of Directors of Osteotech, Inc. Dr. Sogin received his B.S., M.S. and Ph.D. degrees in microbiology from the University of Illinois.

        Diogo Abreu has served as a director and Co-Vice Chairman of the Board since June 2001. From April 1990 to April 2001, Mr. Abreu occupied several positions at Banco Espirito Santo de Investimento, S.A. ("BESI"), a Portuguese-based investment bank. As a Managing Director and Member of the Executive Board of Directors for BESI, he headed the Private Equity Group of Banco Espirito Santo Group ("GBES"), which managed in excess of $100 million. Prior to that, Mr. Abreu headed the Equity Capital Markets Group for BESI and ESD, the GBES broker-dealer on the Lisbon Stock Exchange. Additionally, Mr. Abreu was co-responsible for several GBES investment banking-related acquisitions in Spain. Mr. Abreu holds a degree in Business Administration from Universidade Católica Portuguesa, in Lisbon, Portugal. Currently, Mr. Abreu serves as a consultant to the Company on financial and investment matters.

        William D. Dallas has served as a director since March 2002, when the Board appointed him. Since September 2001, Mr. Dallas has served as the Chief Executive Officer of Affinity Corporation and since April 2001, has served as Affinity's Chairman. Affinity is a private technology company that provides mortgage fraud prevention systems. Mr. Dallas founded First Franklin, Co., a nonprime wholesale lender in the mortgage banking industry in 1981, and served as its Chairman and Chief Executive Officer until September 2001. Mr. Dallas currently serves as the Chairman Emeritus of First Franklin, which is now a subsidiary of National City Bank. In 1995, Mr. Dallas co-founded the Heritage Bank of Commerce and in 1998, Mr. Dallas helped found California Oaks State Bank. Mr. Dallas is a Certified Mortgage Banker and is a board advisor to Factual Data Corporation, a publicly traded, credit services provider. Mr. Dallas presently serves as a director of LoanCity.com, a provider of mortgage infrastructure technology and products, and Diversified Capital, a mortgage brokerage firm. Mr. Dallas recently helped David Murdock take Castle & Cooke, Inc., a publicly traded company, private in a $750 million transaction and assisted The Harvey Entertainment Company in its transition from a public company to a private enterprise. Mr. Dallas serves as Chairman of the Board of Regents of California Lutheran University, where he teaches Venture Development, a class he created. Mr. Dallas received a B.L.A. from Bowling Green State University and a J.D. from Santa Clara University.

        Mário Filipe Moreira Leite Da Silva has served as a director since April 2002, when the Board appointed him. Presently, Mr. Silva is the Finance Director of Financim—Financiamentos Mobiláris, S.G.P.S., S.A., an investment holding company. He is also Professor of Analytical Accountancy and Managing Control in the Company Development Course of Universidade Católica Portuguesa. From May 2001 to April 2002 Mr. Silva was Finance and Organization Director of Imediata Group, an Amorim Group company. The Amorim Group is a Portuguese cork manufacturer. As Controller/Finance Director in Grundig Auto Rádio Portugal, S.A. from October 1999 to May 2001, Mr. Silva was responsible for the management of the finance department of this international provider of audio and video equipment. From October 1996 to September 1999 he worked with PricewaterhouseCoopers-Auditores e Consultores, first as a Finance Auditing and Economic Consultant and then as Team Manager of the Auditing Department. From September 1995 to October 1996 he was a Finance Analyst in the Research Area of Banco Nacional de Crédito Imobiliário. Mr. Silva holds a degree in Economics and a Masters Degree in Entrepreneurial Sciences, both from Porto University.

Required Vote

        The six nominees receiving the highest number of affirmative votes from the holders of shares of the Common Stock voting in person or by proxy at the Annual Meeting will be elected as directors.

THE BOARD RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" THE ELECTION OF
EACH OF THE NOMINATED DIRECTORS

Board Meetings and Committees

        The Board held a total of eight meetings and the Executive Committee of the Board held two meetings during the fiscal year ended December 31, 2001. Each of the incumbent directors who served during the last fiscal year attended at least 75% of all meetings of the Board held during the period served and at least 75% of all meetings of the committees upon which such director served, if any, that were held during the period served. The Board has a Compensation Committee and an Audit Committee, but no Nominating Committee. The Compensation Committee held two meetings during fiscal year 2001. The Audit Committee held one meeting during fiscal year 2001.

        In accordance with the Compensation Committee charter adopted by the Board in February of 2000, the purpose of the Compensation Committee is to: (1) review and approve the total compensation of senior management, including the Chief Executive Officer; (2) assure that the Company's annual and long-term incentive plans are administered in a manner consistent with the Company's compensation strategy; (3) grant stock options and stock bonuses under the Company's stock-based plans; (4) review the Company's employee benefit programs including equity-based programs; and (5) approve annual retainers and meeting fees for members of the Board and committees of the Board. The Compensation Committee currently consists of Drs. Meyer and Sogin.

        The Audit Committee operates pursuant to a written charter (the "Audit Committee Charter"), which was approved and adopted by the Board of Directors in March of 2000. Under the provisions of the Audit Committee Charter, the purpose of the Audit Committee is to: (1) make recommendations to the full Board concerning the appointment of independent auditors; (2) review the scope of the audit and related fees; (3) review audit findings and recommendations with independent auditors to determine the adequacy and effectiveness of internal controls; (4) review the appropriateness of accounting principles and financial disclosure practices with independent auditors and financial management; (5) review the legal affairs of the Company with General Counsel and other appropriate legal officers; and (6) review the Company's quarterly financial statements prior to filing with the Securities and Exchange Commission.

        Dr. Meyer and Mr. Dallas, current members of the Audit Committee, are "independent" as such term is defined under Rule 4200, as amended, of the listing standards of the National Association of

Securities Dealers ("NASD"). However, as noted below, Mr. Dallas did not take part in the Audit Committee meeting in which the Company's financial results for the fiscal year 2001 were reviewed, because Mr. Dallas was not appointed to the Audit Committee until March 26, 2002.

        Dr. Sogin, the other current member of the Audit Committee, is not "independent" under the strict definition set forth in Rule 4200 because he served as the Company's acting Chief Executive Officer from January 15 to February 1 of fiscal year 2000. However, one director who is not "independent" may serve on an audit committee without violating the NASD listing standards if a company meets the requirements set forth in Rule 4350(d)(2)(B) of the Nasdaq marketplace rules. Pursuant to Rule 4350(d)(2)(B), the Company's Board of Directors has determined that Dr. Sogin's membership on the Audit Committee is required by the best interests of the corporation and its stockholders, because of Dr. Sogin's abilities and background, and because Dr. Sogin's service as the Company's acting Chief Executive Officer was for only a short period and as a result of exceptional and limited circumstances. As a result, the Company believes that Dr. Sogin's service on the Audit Committee does not violate the NASD listing standards.

        Antonio Falcão served as a Board member and as the third independent member of the Audit Committee from January 1, 2001 until his death on December 22, 2001. The NASD listing standards for the Nasdaq SmallCap Market require that each of the listed companies maintain an audit committee consisting of at least three independent directors. From December 22, 2001 until March 26, 2002, the date on which the Company appointed Mr. Dallas to fill Mr. Falcão's seat, the Company was not in compliance with NASD listing standards.

AUDIT COMMITTEE REPORT

        In connection with the issuance of the Company's Annual Report on Form 10-K, the Audit Committee:

  1.
  Reviewed and discussed the Company's audited financial statements for the fiscal year ended December 31, 2001 with the management personnel.

  2.
  Met with Ernst & Young LLP, the Company's independent auditors, to review the audited financial statements and to discuss with the auditors all matters required to be discussed by the Auditing Standards Board Statement of Auditing Standards (SAS) No. 61, as amended.

  3.
  Requested and obtained from, and discussed with, the independent auditors written disclosures and a letter required by Independent Standards Board (ISB) Standard No. 1, as amended, that the auditors were in all respects independent.

        As a result of the above-referenced review and discussions with the Company's management and independent auditors, the Committee recommended to the Board of Directors that the audited financial statements for the fiscal year 2001 be accepted and included in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2001, for filing with the Securities and Exchange Commission.

                      THE AUDIT COMMITTEE:

                      Stephen J. Sogin
                      S. Lewis Meyer
                      William D. Dallas1

(1)
Mr. Dallas was appointed to the Audit Committee on March 26, 2002, and did not take part in the Audit Committee meeting in which the Company's financial results for the fiscal year 2001 were reviewed.

Compensation of Directors

        Directors who are full-time employees of the Company are not separately compensated for their service on the Board. Directors who are not employees of or full-time consultants to the Company or any subsidiary of the Company ("Non-employee Directors") receive $15,000 annually for their services and attendance at five (5) regular Board meetings, and $1,000 for each additional Board or committee meeting attended. Non-employee Directors are also reimbursed for expenses related to their attendance at meetings.

        Upon being appointed to the Board, each Non-employee Director receives a fully vested option to purchase 3,333 shares of Common Stock under the Company's 1998 Non-employee Directors' Stock Option Plan (the "Directors' Plan"). Shares of Common Stock acquired upon exercise of such options are subject to a right of repurchase in favor of the Company, which lapses in four equal annual installments, beginning on the first anniversary of the date of grant. In addition, each Non-employee Director receives an automatic option grant to purchase 5,000 shares of Common Stock on January 1 of each year, provided that such director served continuously as such for at least thirty days immediately preceding January 1 of a given year. This option grant provides for vesting in four equal annual installments, commencing on the first anniversary of the date of grant. Subject to stockholder approval, the Directors' Plan will be amended so that beginning on January 1, 2003, each Non-employee Director will receive an option grant to purchase 1,000 shares of Common Stock for each 1,000,000 shares of Common Stock outstanding in lieu of the current annual grant of 5,000 shares. The exercise price of options granted under the Directors' Plan is 85% of the fair market value of the Common Stock on the date of grant except that the price is 110% of the fair market value on the date of grant in the case of any Director whose aggregate beneficial stock ownership is equal to or more than 10% of the total combined voting power of the Company.

Security Ownership of Certain Beneficial Owners and Management

        The following table sets forth information regarding the beneficial ownership of the Common Stock as of the Record Date or the other most recent practicable date by (i) each person the Company knows to beneficially own more than 5% of the Common Stock, (ii) each director of the Company, (iii) each nominee for director of the Company, (iv) each of the executive officers named in the Summary Compensation Table below and (v) all of the Company's directors and executive officers as a group. Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission. In computing the number of shares beneficially owned by a person and the percentage of ownership that such person's shares represent, shares subject to options or warrants held by that person that are currently exercisable or exercisable within 60 days of the Record Date are deemed outstanding. Such shares, however, are not deemed outstanding for the purpose of computing the percentage ownership of each other person. Applicable percentage of ownership for each stockholder is based on 9,533,634 shares of Common Stock outstanding as of the Record Date. Unless otherwise noted, each person identified possesses sole voting and investment power with respect to the shares listed.

Beneficial Ownership

(1) Name of Beneficial Owner	(2) Amount	(3) Amount Included in Column (2) Issuable Upon Exercise of Options/Warrants Within 60 Days of Record Date	(4) Percent of Class
Banco Espirito Santo, S.A.[1,2] Avenida da Liberdade 195 1250-142 Lisbon Portugal	1,207,864	162,489	12.5%
Jose Maria Salema Garcao[3] Quinta Da Marinha, Loté CT-14, 2750 Cascais, Portugal	946,911	679,167	9.3%
WebLab SGPS S.A. Travessa do Conde Ponte 35 1300-141 Lisbon, Portugal	625,000	—	6.6%
Americo Ferreira Amorim[4] Edificio Amorim II Meladas — Apartado 47 4536 Mozzelos VFR, Portugal	476,118	83,333	5.0%
L. Daniel Rawitch[5]	370,065	309,582	3.8%
S. Lewis Meyer	204,166	204,166	2.1%
Stephen J. Sogin	16,667	16,667	*
Diogo Abreu[6]	253,125	253,125	2.6%
William D. Dallas	41,354	41,354	*
Mário Filipe Moreira Leite Da Silva	3,333	3,333	*
Rob Katz	—	—	*
Michael Quinn			*
Rick Cossano	—	—	*
All directors and executive officers as a group (10 persons)	1,001,720	940,737	9.6%

*
Less than 1% of the outstanding shares of Common Stock.

(1)
Includes the security holdings of the entities listed below, all of which are affiliated with Banco Espirito Santo, S.A.:

Entity	Amount	Amount Issuable Upon Exercise of Options/Warrants Within 60 Days of Record Date
Banco Espirito Santo de Investimento, S.A.	750,019	162,489
Fundo de Pensoes Banco Espirito Santo	210,000	—
Banco Espirito Santo S.A.	203,513	—
Espirito Santo Financial Group, S.A.	42,844	—
Compagnie Financiere Espirito Santo, S.A.	1,071	—
Espirito Santo Dealer, S.A.	417	—

(2)
Excludes (i) 6,250 shares of Series B Convertible Preferred Stock presently convertible into 250,000 shares of Common Stock, and (ii) currently exercisable warrants to purchase 66,667 shares of Common Stock, which shares and warrants were issued to Banco Espirito Santo de Investimento, S.A., after the Record Date on May 10, 2002 in a private placement of the Company's securities.

(3)
Excludes (i) 7,500 shares of Series B Convertible Preferred Stock presently convertible into 300,000 shares of Common Stock, and (ii) currently exercisable warrants to purchase 80,000 shares of Common Stock, which shares and warrants were issued to Monica Albuquerque D'Orey, daughter of Jose Maria Salema Garcao, after the Record Date on May 10, 2002 in a private placement of the Company's securities.

(4)
Reflects (i) 392,785 shares owned of record by Mr. Amorim and (ii) 83,333 shares owned by Fondation Pamalu, a Liechenstein foundation, of which Mr. Amorim may be deemed to be a beneficiary.

(5)
Excludes (i) 5,000 shares of Series B Convertible Preferred Stock convertible into 200,000 shares of Common Stock, and (ii) warrants to purchase 53,333 shares of Common Stock. The issuance of such shares and warrants to L. Daniel Rawitch is subject to the approval of the stockholders of the Company as described in proposal 5 of this proxy statement.

(6)
Excludes (i) 3,750 shares of Series B Convertible Preferred Stock convertible into 150,000 shares of Common Stock, and (ii) warrants to purchase 40,000 shares of Common Stock. The issuance of such shares and warrants to Diogo Abreu is subject to the approval of the stockholders of the Company as described in proposal 5 of this proxy statement.

Executive Compensation

        Effective November 9, 1999, the Company changed its fiscal year end from April 30 to December 31. The following table provides certain summary information concerning the compensation received for services rendered to the Company during the fiscal year ended December 31, 2001, the fiscal year ended December 31, 2000, the calendar year ended December 31, 1999, and the fiscal year ended April 30, 1999 by: (i) the Company's current Chief Executive Officer; (ii) the Company's former Chief Executive Officer, who resigned during the last fiscal year; and (iii) the Company's other most highly compensated executive officers whose aggregate compensation for the year ending December 31, 2001 exceeded $100,000, and who were serving as executive officers of the Company on December 31, 2001. These people are referred to as the "Named Executive Officers."

Summary Compensation Table

Long-Term Compensation Awards
Annual Compensation
Name and Position				Securities Underlying Options (#)	All Other Compensation ($)
	Year	Salary ($)	Bonus ($)
L. Daniel Rawitch President and Chief Executive Officer	Fiscal 2001	180,000	—	455,000	63,496	[1]
Rick Cossano President and Chief Executive Officer	Fiscal 2001 Fiscal 2000 Calendar 1999	187,500 345,170	6,250 100,000	500,000 — 250,000	187,500 —	[2]
Michael Quinn Senior Vice President, Capital Markets	Fiscal 2001 Fiscal 2000	190,000 133,846	7,500 11,667	250,000 10,417	— —
Rob Katz Chief Technology Officer	Fiscal 2001 Fiscal 2000	175,000 132,500	10,000 2,500	250,000 29,166	— —

(1)
Includes (i) $54,246 in commissions earned on retail lending and brokering of loans to third party lenders and (ii) $9,250 in Non-employee Director's fees earned from January 1, 2001 until May 24, 2001, prior to becoming Chief Executive Officer.

(2)
Mr. Cossano resigned effective May 25, 2001. Other compensation reflects separation pay.

Option Grants in Last Fiscal Year

        The following table provides certain summary information regarding stock options granted to the Named Executive Officers during the fiscal year ending December 31, 2001.

	Individual Grants
	Number of Securities Underlying Options Granted(#)		Percent of Total Options Granted to Employees in Fiscal Year[1]				Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term[2]
Name				Exercise Price ($/share)	Market Price on Date of Grant ($/Share)	Expiration Date
							0% ($)	5% ($)	10% ($)
L. Daniel Rawitch	450,000 5,000	[5] [5]	14.8% 0.2%	.910 ..637	.910 ..750	6/12/11 1/1/11	— 565.00	257,532.35 2,923.35	652,637.54 6,541.53
Rick Cossano[3]	500,000		16.4%	..875	..875	3/26/11	—	—	—
Rob Katz	250,000	[5]	8.2%	..875	..875	3/26/11	—	137,750.70	348,631.16
Michael Quinn[4]	250,000		8.2%	..875	..875	3/26/11	—	—	—

(1)
Based on 3,054,500 shares of Common Stock issuable upon exercise of options granted to employees during 2001.

(2)
Amounts represent hypothetical gains that could be achieved for the respective options if exercised at the end of the option term. The assumed 0%, 5% and 10% rates of stock price appreciation are mandated by rules of the Securities and Exchange Commission and do not represent the Company's estimate or projection of the future Common Stock price.

(3)
Pursuant to Mr. Cossano's resignation, unvested options to purchase 374,105 shares of Common Stock were cancelled on May 25, 2001. The remaining vested options to purchase 125,895 shares of Common Stock held by Mr. Cossano expired on August 24, 2001.

(4)
Pursuant to Mr. Katz's resignation, unvested options to purchase 140,625 shares of Common Stock were cancelled on January 9, 2002. The remaining vested options to purchase 109,375 shares of Common Stock held by Mr. Katz expired on April 9, 2002.

(5)
These options vest on the following schedule: 25% on the date of grant with the remaining options vesting quarterly over a three-year period.

Aggregated Option Exercises in Fiscal Year 2001 and
2001 Year End Option Values

        The following table provides certain summary information concerning the value of unexercised options held by each of the Named Executive Officers as of December 31, 2001 and the value realized on exercise of options in 2001. Value of unexercised options is considered to be the difference between exercise price and market price of $.45 on December 31, 2001.

			Number of Securities Underlying Unexercised Options at December 31, 2001 (#)		Value of Unexercised In-the-Money Options at December 31, 2001 ($)
Name	Shares Acquired on Exercise (#)	Value Realized ($)
			Exercisable	Unexercisable	Exercisable	Unexercisable
L. Daniel Rawitch	—	—	140,625	314,375	—	—
Rick Cossano	—	—	—	—	—	—
Michael Quinn	—	—	112,848	147,569	—	—
Rob Katz	—	—	126,042	153,124	—	—

        The Company did not make any awards during the fiscal year ended December 31, 2001 to any of the Named Executive Officers under any long-term incentive plan providing compensation intended to serve as incentive for performance to occur over a period longer than one fiscal year, other than stock options.

        The Company did not maintain, during the fiscal year ended December 31, 2001, any defined benefit or actuarial plan under which benefits are determined primarily by final compensation or years of service.

Employment Agreements

        In June 2001, Dan Rawitch was named interim Chief Executive Officer of the Company. The Company and Mr. Rawitch agreed upon a compensation plan consisting of a base salary of $16,000 per month and an immediate grant of options to purchase 450,000 shares of Common Stock of the Company at an exercise price of $0.91 per share, with 25% of such options vesting immediately and the remaining 75% vesting quarterly over a four-year period.

        The Company entered into a three-year employment agreement with Rick Cossano, its former President and Chief Executive Officer, in December 1999. The agreement provided for an annual salary of $375,000 and an annual bonus of up to $400,000. Pursuant to the agreement, Mr. Cossano received an option to purchase 250,000 shares of Common Stock at an exercise price of $12.37 per share. The options were to vest pursuant to the following schedule: 62,500 options on the date of grant; 20,834 options on August 1, 2000; 20,833 options on February 1, 2001; 83,333 options on February 1, 2002; and 83,333 options on February 1, 2003. On March 26, 2001, Mr. Cossano received an option to purchase 500,000 shares of Common Stock at an exercise price of $.87 per share. The vesting schedule called for 125,000 options to vest on the date of grant with the remaining 375,000 options scheduled to vest quarterly over the next three years. Mr. Cossano resigned effective May 24, 2001.

        In connection with his resignation from the Company, the Company and Mr. Cossano entered into a severance agreement pursuant to which he received a lump sum payment of $187,500, which represented six months base salary, and a bonus in the amount of $6,250. In accordance with the terms of the Company's 1998 Stock Option Plan, all of Mr. Cossano's unvested options were cancelled upon his resignation, and all of Mr. Cossano's vested options expired unexercised on August 24, 2001.

        In January 2000, the Company entered into a letter agreement with Rob Katz as the Director of Web Development, pursuant to which Mr. Katz received an annual salary of $135,000 and an option to purchase 8,333 shares of Common Stock at an exercise price of $15.37 per share, 2,084 of which options vested upon the date of grant with the remaining options vesting annually in three equal installments of 2,083 each commencing on the one-year anniversary date of the grant. In October 2000, the Company promoted Mr. Katz to Chief Technology Officer and entered into a one-year employment agreement with Mr. Katz. The agreement provided for an annual salary of $175,000, an annual bonus of up to $75,000 and an option to purchase 20,833 shares of Common Stock at an exercise price of $7.87 per share. The options vest pursuant to the following vesting schedule: 4,167 options on the date of grant, 8,333 options on October 16, 2001, and the remaining 8,333 options on October 16, 2002. On March 26, 2001, Mr. Katz received an option to purchase 250,000 shares of Common Stock at an exercise price of $.87 per share. The options vest pursuant to the following schedule: 62,500 options vested on the date of grant with the remaining options vesting quarterly over the next three years. Mr. Katz resigned effective January 9, 2002. In accordance with the terms of the Company's 1998 Stock Option Plan, all of Mr. Katz's unvested options were cancelled upon his resignation, and all of Mr. Katz's vested options expired unexercised on April 9, 2002.

        The Company entered into a two-year employment agreement with Michael Quinn, Senior Vice President, Capital Markets, in March of 2000. The agreement provided for an annual salary of $175,000, an annual bonus of up to $70,000, and an option to purchase 10,417 shares of Common Stock at an exercise price of $15.37 per share pursuant to the following vesting schedule: 3,473 options vesting on April 3, 2001, 3,472 options vesting on April 3, 2002, and the remaining 3,472 options vesting on April 3, 2003. On March 26, 2001, Mr. Quinn received an option to purchase 250,000 shares of Common Stock at an exercise price of $.87 per share. The options vest pursuant to the following schedule: 62,500 on the date of grant with the remaining options vesting quarterly over the next three years. Mr. Quinn resigned effective February 15, 2002. In accordance with the terms of the Company's 1998 Stock Option Plan, all of Mr. Quinn's unvested options were cancelled upon his resignation, and all of Mr. Quinn's vested options expired unexercised on May 15, 2002.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

        The Compensation Committee of the Board consists of S. Lewis Meyer and Stephen J. Sogin. Dr. Sogin served as the Company's acting Chief Executive Officer from January 15 to February 1 of 2000. He has not served in any capacity as an officer of the Company at any time before or since.

REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS

        This report is provided by the Compensation Committee of the Board to assist stockholders in understanding the Compensation Committee's objectives and procedures in establishing the compensation of the Company's Chief Executive Officer, the Named Executive Officers and other executive officers. The Compensation Committee, which is composed of Non-employee Directors, is responsible for establishing and administering the Company's executive compensation program.

        The Company's executive compensation program consists primarily of salary and the award of stock options. The program is designed to motivate, reward and retain the management talent needed to achieve the Company's business objectives and maintain its competitiveness in the on-line mortgage industry. The Compensation Committee understands that it must provide competitive compensation and incentive packages in order to recruit and retain individuals of the highest level of performance and professional capability. The Compensation Committee believes that the participation of these individuals as executives will provide the most effective means of delivering increased value to the Company's stockholders.

        The Company's executive compensation program seeks to achieve these goals by utilizing competitive base salaries that reflect a philosophy of career continuity, stock options that link compensation to increases in stockholder value as measured by the trading price of the Common Stock and rewards for exceptional performance and accomplishments that contribute to the Company's success.

Compensation Philosophy and Objectives

        The philosophical basis of the executive compensation program is to reward contributions to the Company's performance, the level of responsibility associated with an individual's position and the experience and breadth of knowledge of an individual. The Compensation Committee finds greatest value in executives who possess the ability to implement the Company's business plans as well as to react to unanticipated external factors that can have a significant impact on corporate performance. Compensation decisions for all executives, including the Named Executive Officers, are based on the same criteria. These criteria include quantitative factors that directly improve the Company's short-term financial performance and qualitative factors that strengthen the company in the long term, such as demonstrated leadership skills and the ability to deal quickly and effectively with difficulties that sometimes arise.

        The Compensation Committee believes that compensation of the Company's key executives should:

  •
  link rewards to business results and stockholder returns;

  •
  encourage creation of stockholder value and achievement of strategic objectives;

  •
  maintain an appropriate balance between base salary and short-term and long-term incentive opportunity;

  •
  attract and retain, on a long-term basis, highly qualified executive personnel; and

  •
  provide total compensation opportunity that is competitive with that provided by competitors in the on-line mortgage industry, taking into account relative company size and performance as well as individual responsibilities and performance.

Key Elements of Executive Compensation

        The Company's executive compensation program consists of three elements: base salary, short-term incentives and long-term incentives. Short-term incentives depend on corporate performance measured against annual objectives and overall performance. Long-term incentives depend on the performance of the Common Stock, both in absolute and relatives terms.

        Base Salary. A competitive base salary is crucial to support the philosophy of management development and career orientation of executives. Salaries are targeted to pay levels of the Company's competitors and companies having similar capitalization and revenues, among other attributes. Executive salaries are reviewed annually.

        Short-Term Incentives. Short-term awards to executives are made in cash and in stock to recognize contributions to the Company's business during the past year. The bonus an executive receives is dependent upon the individual's performance and level of responsibility. Assessment of an individual's relative performance is made annually based on a number of factors which include initiative, business judgment, technical expertise and management skills.

        Long-Term Incentives. Long-term equity-based incentive awards provided by stockholder-approved compensation programs are designed to develop and maintain strong management through share ownership and incentive awards.

        Stock Bonus Incentive Plan. In 1998, the stockholders approved the adoption of the 1998 Stock Bonus Incentive Plan (the "Stock Bonus Plan"). Under the terms of the Stock Bonus Plan, the Compensation Committee may award shares of Common Stock to employees, including executive officers. To date, no awards have been made under the Stock Bonus Plan. Stock options have been granted to executive officers when they first joined the Company, in connection with a significant change in their responsibilities and, occasionally, to achieve equity with the executive's peer group at comparable companies. The number of shares granted is within the discretion of the Committee and is based on anticipated future contribution to corporate and/or business unit results, past performance and work consistency within the executive's peer group. In 2001, stock options were granted to executive officers to aid in retaining them and to further align their interests with those of the stockholders.

        Stock Option Plan. In 1998, the stockholders approved the adoption of the Company's 1998 Stock Option Plan (the "1998 Plan"). In 2001, the stockholders approved an increase in the number of shares reserved for issuance under the 1998 Plan from 833,333 to 3,833,333 shares. The Compensation Committee believes that equity-based compensation provides the greatest performance incentive and the greatest alignment of executives and stockholder interest. At the sole discretion of the Compensation Committee, eligible officers and employees will periodically receive options to purchase shares of the Common Stock pursuant to the 1998 Plan. The value of the options increases with the market price of the Common Stock.

        Employee Stock Purchase Plan. In 1999, the stockholders approved the Company's 1999 Employee Stock Purchase Plan (the "Stock Purchase Plan") under which all employees, including executive officers, may purchase shares of Common Stock at a discount of the market price in order to encourage broad-based employee ownership of the Common Stock, thereby aligning the interests of all participants and stockholders.

2001 Chief Executive Officer Compensation

        Mr. Rawitch's compensation was set by the unanimous consent of the Compensation Committee in June 2001. The agreement provides for an annual base salary of $192,000 and an option to purchase 450,000 shares of Common Stock at an exercise price of $.91 per share. 112,500 options vested upon the date of grant with the remaining 337,500 options scheduled to vest quarterly over the next three years. The Compensation Committee believes that the base salary and other terms and conditions of his employment are consistent with the foregoing philosophy and objectives and reflect the scope and level of Mr. Rawitch's responsibilities. The Compensation Committee believes that Mr. Rawitch's annual salary is currently at the lower range of Chief Executive Officers at comparable companies participating in similar markets to that of the Company. Because a significant portion of Mr. Rawitch's compensation takes the form of stock options and warrants, his compensation is tied to the Company's performance, as measured by the price of its Common Stock. The cash component of Mr. Rawitch's compensation shall be evaluated from time to time by the Compensation Committee based on the criteria set forth above. The Compensation Committee expects that there will be no significant revision to Mr. Rawitch's compensation package (other than cost of living adjustments) until the Company has achieved consolidated cash positive operations.

        Mr. Cossano's compensation was determined under his employment agreement, which was entered into in December 1999. The agreement provided for an annual base salary of $375,000 and an option to purchase 250,000 shares of Common Stock at an exercise price of $12.37 per share, vesting over a three-year period. The agreement provided that in the event of a change in control, Mr. Cossano's options were subject to accelerated vesting, and he would have been entitled to receive his base salary through the remainder of the term of the agreement. On March 26, 2001, Mr. Cossano received an option to purchase 500,000 shares of Common Stock at an exercise price of $.87 per share. The vesting schedule called for 125,000 options to vest on the date of grant with the remaining 375,000 options vesting quarterly over the next three years. The Compensation Committee believed that the base salary and other terms and conditions of his employment were consistent with the foregoing philosophy and objectives and reflected the scope and level of Mr. Cossano's responsibilities.

2001 Executive Officer Compensation

        In addition to the Chief Executive Officer, the Compensation Committee actively monitors the compensation of the Named Executive Officers and other executive officers of the Company. The executive compensation package for 2001 included base salary and stock option grants. Base salaries for the Company's executive officers are evaluated annually and are based on executives' contribution to Company performance, level of responsibility, experience and breadth of knowledge. The Company utilizes long-term equity-based compensation to compensate and provide incentive to its executive officers. In 2001, stock options were granted to executive officers to aid in retaining them and to align their interests with those of the stockholders. Historically, stock options have been granted to executive officers when executives first joined the Company, in connection with a significant change in responsibilities and, occasionally, to achieve equity within an executive's peer group and comparable companies. The number of shares granted is within the discretion of the Committee and is based on anticipated future contribution to corporate and business unit results, past performance and work consistency within an executive's peer group.

        The Company's 2001 fiscal year was essentially a year of positioning the Company for potential future growth. Therefore, the compensation of the executive officers of the Company during fiscal year 2001 has principally taken the form of non-cash compensation with a specific emphasis on the award of stock options vesting over a specified period of time, tying compensation primarily to increases in the Company's stock price. At this time, the Compensation Committee does not expect any significant changes to the compensation structure for the Company's executive officers (other than cost of living adjustments) until the Company has achieved consolidated cash positive operations. At such time, the Compensation Committee expects to implement an additional program of incentives for the Company's executives based on quantitative measures of the Company's performance. Any expansion of incentive-based compensation (beyond existing incentives tied to increases in the Company's stock price) will depend upon the Company's achieving consolidated cash positive operations, consolidated profitability and a significant increase in the price of the Company's Common Stock. Such future program will be designed to align the interests of the executives with those of the Company's stockholders.

                      Members of the Compensation Committee

                      S. Lewis Meyer
                      Stephen J. Sogin

Certain Relationships and Related Transactions

        In October 2001, the Company issued to Jose Maria Salema Garcao warrants to purchase 500,000 shares of the Company's Common Stock at an exercise price of $9.00 as consideration for financial advice provided by Mr. Garcao in connection with the private placement of 1,541,667 shares of Common Stock to accredited investors for an aggregate purchase price of $7,400,000 in October 2000. Mr. Garcao beneficially owns 9.3% of the Company's Common Stock.

        During 2001, Diogo Abreu, a current director and nominee, received $60,000 and was granted warrants to purchase 450,000 shares of the Company's Common Stock vesting quarterly over a three-year period as consideration for his consulting services to the Company. Mr. Abreu is currently party to a consulting agreement with the Company that provides for a monthly payment of $15,000 and payment of certain housing and travel expenses.

        In March of 2002, the Company issued warrants to purchase 121,667 shares of the Company's Common Stock at an exercise price of $0.45 per share to William D. Dallas in consideration for Mr. Dallas' agreeing to serve as the chairman of the Board's newly formed Strategic Committee. These warrants were 25% vested when granted, with the remainder vesting quarterly over a three-year period.

        The Company's Board of Directors has approved the terms of an equity financing of up to $2,400,000 in gross proceeds involving the sale and issuance of up to 60,000 shares of preferred stock and the issuance of warrants to purchase up to 650,000 shares of the Company's Common Stock in a private placement to accredited investors (the "Series B Private Placement"). On May 10, 2002, after the Record Date, in connection with an initial closing of the Series B Private Placement, the Company issued 6,250 shares of preferred stock convertible into 250,000 shares of the Company's Common Stock, together with warrants to purchase 66,667 shares of the Company's Common Stock, to Banco Espirito Santo de Investimento, S.A., a beneficial owner of 12.5% of the Company's Common Stock as of the Record Date. On that same date, in connection with the initial closing of the Series B Private Placement, the Company issued 7,500 shares of preferred stock convertible into 300,000 shares of the Company's Common Stock, together with warrants to purchase 80,000 shares of the Company's Common Stock, to Monica Albuquerque D'Orey, the daughter of Jose Maria Salema Garcao, a beneficial owner of 9.3% of the Company's Common Stock as of the Record Date.

        In addition, subject to the approval of the stockholders of the Company as described in proposal 5 of this proxy statement, following the Annual Meeting the Company will issue (i) 5,000 shares of preferred stock convertible into 200,000 shares of the Company's Common Stock, together with warrants to purchase 53,333 shares of the Company's Common Stock, to L. Daniel Rawitch, the Company's President and Chief Executive Officer and Co-Vice Chairman of the Company's Board of Directors; and (ii) 3,750 shares of preferred stock convertible into 150,000 shares of the Company's Common Stock, together with warrants to purchase 40,000 shares of the Company's Common Stock, to Diogo Abreu, consultant to the Company and Co-Vice Chairman of the Company's Board of Directors.

Section 16(a) Beneficial Ownership Reporting Compliance

        Under Section 16(a) of the Exchange Act, the Company's directors, its executive officers, and any persons holding more than ten percent of the Company's Common Stock are required to report their initial ownership of the Company's Common Stock and any subsequent changes in that ownership to the Securities and Exchange Commission ("SEC") on SEC forms 3, 4, and 5. Specific filing deadlines of these reports have been established and the Company is required to disclose in this Proxy Statement any failure to file by these dates during the fiscal year ended December 31, 2001.

        Based solely on the Company's review of written representations of its directors and executive officers and any ten percent stockholders and copies of the reports that they filed with the SEC, the Company believes that all of its executive officers, directors and greater than 10% stockholders complied with all Section 16(a) filing requirements applicable to them during the Company's fiscal year ended December 31, 2001, except as follows.

        The executive officers and directors listed in the table below filed late reports during the Company's most recent fiscal year:

Name	Number of Late Reports	Type and Date of Report	Number of Transactions
L. Daniel Rawitch	1	Form 4 /July 16, 2001	1

Stock Price Performance Graph

        The following graph compares the cumulative total stockholder return on the Common Stock from April 30, 1995 to December 31, 2001 with cumulative total returns on the Russell 2000 Index and the J.P. Morgan Hambrecht & Quist Internet 100 Index over the same period. The graph assumes the investment of $100, and the reinvestment of all dividends, in each of the Common Stock and the Russell 2000 Index and the J.P. Morgan Hambrecht & Quist Internet 100 Index on April 30, 1995.

        The Common Stock has traded on the Nasdaq SmallCap Market since November 1997. Prior to that, the Common Stock traded on the OTC Bulletin Board.

COMPARISON OF 80 MONTH CUMULATIVE TOTAL RETURN
AMONG FINET.COM, INC., THE RUSSELL 2000 INDEX
AND THE JP MORGAN H & Q INTERNET 100 INDEX

PROPOSAL TWO
APPROVAL OF AMENDMENT TO THE 1998 NON-EMPLOYEE DIRECTORS' STOCK OPTION PLAN

Background

        The Company adopted the Directors' Plan in February 1998 and the Company's stockholders approved the Directors' Plan in November 1998. An amendment to the Director's Plan to increase the number of shares authorized for issuance was approved by the Company's stockholders in June 2001.

        INCREASE IN NUMBER OF SHARES AUTHORIZED FOR AUTOMATIC ANNUAL OPTION GRANT.    In October 2001, the Board approved, subject to stockholder approval, an amendment to the Directors' Plan increasing the automatic annual option grant for each Non-employee Director from 5,000 shares to a grant based upon 1,000 shares for each 1,000,000 shares of our Common Stock outstanding. As of March 25, 2002 there were 9,533,634 shares of our Common Stock outstanding. The Board believes that this amendment is necessary to permit the Company to remain competitive in the industry and to continue to attract and retain qualified directors by providing them with appropriate equity incentives.

Description of the Directors' Plan

        The following summary description of the Directors' Plan is qualified in its entirety by reference to the text of the Directors' Plan.

Administration

        The Directors' Plan is administered by the Board or a committee of not less than two members of the Board (the "Administrator"). The Administrator has the authority to construe and interpret the terms and provisions of the Directors' Plan.

Eligibility

        The Directors' Plan provides for option grants to Non-employee Directors in consideration for their service on the Board. Drs. Meyer and Sogin and Messrs. Dallas and Silva currently qualify as Non-employee Directors. The Directors' Plan currently provides, in the aggregate, for the issuance of options to purchase up to 283,333 shares of our Common Stock under the plan.

        Under the Directors' Plan, each person elected for the first time as a Non-employee Director automatically receives a one-time grant of a fully vested option to purchase 3,333 shares of our Common Stock. The Directors' Plan, as amended subject to stockholder approval, also provides that each Non-employee Director will receive an option to purchase 1,000 shares for each 1,000,000 shares of our Common Stock outstanding on January 1st of each year if such director served continuously as such for at least thirty days immediately preceding January 1 of a given year. Based on our current capitalization, Drs. Meyer and Sogin (and, beginning on January 1, 2003, Messrs. Dallas and Silva) would each receive options to purchase 9,000 shares of our Common Stock annually.

Option Terms

        The exercise price of all options granted under the Directors' Plan is 85% of the fair market value of our Common Stock on the date of grant, except that the price is 110% of the fair market value on the date of grant in the case of any director whose aggregate beneficial stock ownership is equal to or more than 10% of our total combined voting power. All options granted under the Directors' Plan must either (i) fully vest on the date of grant, subject to our right of repurchase, or (ii) vest in four equal annual installments commencing on the first anniversary of the date of grant. The schedule of vesting for each option grant shall be determined by the Board at the time of grant. Unless otherwise determined by the Board, each option terminates prior to its expiration date if the optionee's service with us as a Non-employee Director terminates. Unless otherwise terminated, all options granted under the Directors' Plan expire ten years from the date of grant.

        We have a right to repurchase shares of stock issued upon exercise of any option granted under the Directors' Plan, which is fully vested on the date of grant. If a Non-employee Director's service with us is terminated for any reason other than death or total disability, we have the option to repurchase any shares acquired on exercise of options granted under the Directors' Plan. However, our right of repurchase lapses in four equal annual installments, commencing on the first anniversary of the date of grant. The repurchase price is equal to the option exercise price.

        Options granted pursuant to the Directors' Plan may not be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the optionee, only by the optionee.

Changes in Our Capital Structure

        We have the ability to make adjustments to the options and the plan in the event of a change in our capital structure and the existence of outstanding options does not affect our ability to effectuate any changes to our capital structure.

Amendment and Termination of the Directors' Plan

        The Board may at any time amend or terminate the Directors' Plan. Amendments to the Directors' Plan apply to outstanding options and any termination may apply to outstanding options as well. No options may be granted under the Directors' Plan after February 18, 2008, the date ten years from the date of its adoption.

CERTAIN FEDERAL INCOME TAX CONSEQUENCES

        THE FOLLOWING SUMMARY OF FEDERAL TAX CONSEQUENCES IS BASED UPON EXISTING STATUTES, REGULATIONS AND INTERPRETATIONS THEREOF. THE APPLICABLE RULES ARE COMPLEX, AND INCOME TAX CONSEQUENCES MAY VARY DEPENDING UPON THE PARTICULAR CIRCUMSTANCES OF EACH PLAN PARTICIPANT. THIS PROXY STATEMENT DESCRIBES FEDERAL INCOME TAX CONSEQUENCES OF GENERAL APPLICABILITY, BUT DOES NOT PURPORT TO DESCRIBE EITHER PARTICULAR CONSEQUENCES TO EACH INDIVIDUAL PLAN PARTICIPANT OR FOREIGN, STATE OR LOCAL INCOME TAX CONSEQUENCES, WHICH MAY DIFFER FROM THE UNITED STATES FEDERAL INCOME TAX CONSEQUENCES.

        Options granted pursuant to the Directors' Plan are "nonstatutory options" and will not qualify for any special tax benefits to the optionee. An optionee will not recognize any taxable income at the time the option is granted. Federal income tax consequences upon exercise of an option will depend upon whether the shares thereby acquired are subject to a "substantial risk of forfeiture." At the time of exercise, if the shares are not subject to a substantial risk of forfeiture, or if they are so restricted and the optionee files an election under Section 83(b) of the Internal Revenue Code of 1986, as amended (the "Code"), with respect to the shares, the optionee will generally recognize ordinary income measured by the excess, if any, of the fair market value of the shares (on the exercise date) over the exercise price of the option. After exercise, the optionee's tax basis in the shares will be their fair market value on the date of exercise, and the holding period for purposes of determining whether capital gain or loss upon sale is long or short-term also will begin on that date. If the shares are subject to a substantial risk of forfeiture and no 83(b) election is filed, the optionee will not be taxed upon exercise, but instead will generally recognize ordinary income on the date the restrictions lapse, measured by the excess, if any, of the fair market value of the shares (on the applicable lapse date)

over the exercise price of the option and the optionee's holding period for capital gains purposes will begin on the date of lapse.

        Upon sale, other than to us, of shares acquired under the option, the optionee generally will recognize capital gain or loss to the extent of the difference between the sale price and the optionee's tax basis in the shares, which will be long-term gain or loss if the optionee's holding period in the shares is more than one year. If stock is sold to us rather than to a third party, the sale may not produce capital gain or loss. A sale of shares to us will constitute a redemption of such shares, which could be taxable as a dividend unless the redemption is "not essentially equivalent to a dividend" within the meaning of the Code.

        If an optionee tenders our Common Stock to pay all or part of the exercise price of an option issued under the Directors' Plan, the optionee will not have a taxable gain or deductible loss on the surrendered shares. Instead, shares acquired upon exercise that are equal in value to the fair market value of the shares surrendered in payment are treated as if they had been substituted for the surrendered shares, taking as their basis and holding period the basis and holding period that the optionee had in the surrendered shares. The additional shares are treated as newly acquired, are taxable to the optionee, and have a basis equal to their fair market value on the exercise date.

        We generally will be entitled to a tax deduction in the amount and at the time that the optionee recognizes ordinary income with respect to the shares acquired upon exercise of an option under the Directors' Plan.

DIRECTORS' PLAN BENEFITS

        The following table sets forth the benefits that would have been received under the amended Directors' Plan, had it been in place during the fiscal year 2001, based upon the number of shares of the Company's Common Stock outstanding at the end of fiscal year 2001. The "Number of Units" in the table represent options to purchase the Company's Common Stock.

NEW PLAN BENEFITS
1998 NON-EMPLOYEE DIRECTORS' STOCK OPTION PLAN

Name and Position	Dollar Value ($)	Number of Units
L. Daniel Rawitch President and Chief Executive Officer	Not eligible.	Not eligible.[1]
Rick Cossano Former Chief Executive Officer	Not eligible.	Not eligible.
Michael Quinn Senior Vice President, Capital Markets	Not eligible.	Not eligible.
Rob Katz Chief Technology Officer	Not eligible.	Not eligible.
Executive Group	Not eligible.	Not eligible.
Non-Executive Director Group	—	18,000[2]
Non-Executive Officer Employee Group	Not eligible.	Not eligible.

(1)
Mr. Rawitch was a Non-employee Director at the beginning of 2001, however upon his appointment as Chief Executive Officer, he ceased to be a Non-employee Director. As a result, he would not currently receive any options pursuant to the Plan.

(2)
Includes Drs. Meyer and Sogin. Mr. Dallas, who did not become a Non-employee Director until March 26, 2002, and Mr. Silva, who did not become a Non-employee Director until April 18, 2002, are not included in this group.

Information Regarding Equity Compensation Plans

        The following equity compensation plans have been approved by the stockholders of the Company: the 1989 Stock Option Plan, the 1998 Stock Bonus Incentive Plan, the 1998 Non-Employee Directors' Stock Option Plan, the 1998 Stock Option Plan and the 1999 Employee Stock Purchase Plan. All of these plans are currently outstanding, with the exception of the 1989 Stock Option Plan which has expired. However, pursuant to the terms of the 1989 Stock Option Plan, some shares granted under that plan were exercisable as of the end of fiscal year 2001. The Company does not have any equity compensation plans other than those approved by the Company's stockholders, with the exception of one-time grants of warrants or options made by the Company's Board of Directors from time to time.

        The following table sets forth information regarding the number of shares of the Company's Common Stock that may be issued pursuant to equity compensation plans or arrangements of the Company as of the end of fiscal year 2001.

Equity Compensation Plan Information

			Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
	Number of securities to be issued upon exercise of outstanding options, warrants and rights
		Weighted-average exercise price of outstanding options, warrants and rights
Plan Category
	(a)	(b)	(c)
Equity compensation plans approved by security holders	2,183,912[1]	$1.98	1,965,015[2]
Equity compensation plans not approved by security holders	1,671,849[3]	$6.87	—

Total	3,855,761	$4.10	1,965,015

(1)
Represents shares of Common Stock that may be issued pursuant to outstanding options granted under the following plans: 23,619 shares under the 1989 Stock Option Plan, 36,249 shares under the 1998 Non-Employee Directors' Plan and 2,124,044 shares under the 1998 Stock Option Plan.

(2)
Represents shares of Common Stock that may be issued pursuant to options available for future grant under the following plans: 72,917 shares under the 1998 Stock Bonus Incentive Plan, 243,751 shares under the 1998 Non-Employee Directors' Plan and 1,618,988 shares under the 1998 Stock Option Plan, as well as 29,359 shares of Common Stock available for purchase by employees under the 1999 Employee Stock Purchase Plan.

(3)
Represents warrants granted by the Company's Board at various times to directors, consultants or advisors to the Company in consideration of services they provided to the Company. These warrants were granted pursuant to stand-alone agreements and not pursuant to any plan.

Required Vote

        The affirmative vote of the holders of a majority of the shares of the Company's Common Stock voting in person or by proxy on this proposal at the Annual Meeting is required to approve the amendment to the Directors' Plan.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE APPROVAL OF THE
AMENDMENT TO THE DIRECTORS' PLAN

PROPOSAL THREE
RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

        The Board has selected Ernst & Young LLP, independent auditors, to audit the financial statements of the Company for the fiscal year ending December 31, 2002. Ernst & Young LLP has audited the Company's financial statements since February 12, 1999, and the Board believes it is desirable and in the best interests of the Company to continue the employment of that firm. Action by stockholders is not required by law in the appointment of independent public accountants, but their appointment is submitted to the stockholders by the Board in order to give the stockholders a voice in the designation of accountants. If the appointment is not ratified by the stockholders, the Board will reconsider its choice of Ernst & Young LLP as the Company's independent public accountants. Even if the appointment is ratified, the Board may in its discretion direct the appointment of a different independent accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company and its stockholders.

        Representatives of Ernst & Young LLP are expected to be present at the Annual Meeting and will have the opportunity to make a statement if they desire to do so, and are expected to be available to respond to appropriate questions.

Independent Auditor Fees

        Audit Fees.    Ernst & Young LLP billed the Company an aggregate of approximately $300,485 for professional services rendered by Ernst & Young LLP in connection with its audit of the Company's financial statements for the fiscal year ended December 31, 2001 and its review of the Company's financial statements included in quarterly reports on Form 10-Q during fiscal 2001.

        Financial Information Systems Design and Implementation Fees.    During fiscal 2001, Ernst & Young LLP did not directly or indirectly operate, or supervise the operation of, the Company's information systems or manage the Company's local area network. Nor did Ernst & Young LLP design or implement a hardware or software system that aggregates source data underlying the financial statements of the Company or that generates information that is significant to the Company's financial statements taken as a whole.

        All Other Fees.    Ernst & Young LLP billed the Company approximately an additional $88,356 for professional services rendered during fiscal 2001 for services not otherwise described above.

        The Company's Audit Committee considered whether the non-audit services rendered by Ernst & Young LLP during fiscal 2001, as described under the captions "Financial Information Systems Design and Implementation Fees" and "All Other Fees" above, and determined that such services were compatible with Ernst & Young LLP's independence.

Required Vote

        The affirmative vote of the holders of a majority of the shares of the Common Stock voting in person or by proxy on this proposal at the Annual Meeting is required to ratify the appointment of the independent auditors.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP AS INDEPENDENT AUDITORS

PROPOSAL FOUR
ISSUANCE OF COMMON STOCK IN CONNECTION WITH PROPOSED
R.E. VENTURES, INC. TRANSACTION

Proposed Acquisition of R.E. Ventures, Inc.

        Our board of directors has approved the terms of a proposed acquisition (the "Acquisition") by FiNet of R.E. Ventures, Inc. ("RE Ventures") set forth in a definitive Agreement of Purchase and Sale of Stock by and among FiNet, RE Ventures and the holders of all of RE Ventures's capital stock (the "RE Ventures Equityholders") dated as of April 23, 2002 (the "RE Ventures Purchase Agreement"). We included the RE Ventures Purchase Agreement as an exhibit to our current report on Form 8-K, which we filed with the Securities and Exchange Commission in April  2002. In connection with the Acquisition, we will issue 1,406,000 shares of FiNet Common Stock to the RE Ventures Equityholders with the potential for issuance of additional shares as a performance bonus based on RE Ventures's financial performance following the Acquisition. The Nasdaq Stock Market marketplace rules require that we obtain approval from our stockholders prior to issuing shares of FiNet Common Stock in connection with the Acquisition because under the RE Ventures Purchase Agreement, FiNet could potentially issue stock in an amount that exceeds twenty percent of its outstanding shares of Common Stock.

        The following is a summary of the material aspects of the Acquisition, including the material provisions of the RE Ventures Purchase Agreement. This summary description does not purport to be complete and is qualified in its entirety by the actual terms and provisions set forth in the RE Ventures Purchase Agreement.

Parties to the RE Ventures Purchase Agreement

FiNet.com, Inc.
2527 Camino Ramon
Suite 200
San Ramon, California 94583
(925) 242-5600

        FiNet is a financial services holding company that conducts diversified mortgage banking and brokering operations through its wholly owned subsidiary, Monument Mortgage, Inc. Through Monument Mortgage, FiNet provides both traditional and online mortgage services to a diversified customer base consisting of mortgage lenders, mortgage brokers, real estate professionals and consumers. Monument Mortgage operates websites that enable its customers to analyze and select from a wide variety of mortgage loan products and rates.

R.E. Ventures, Inc.
3350 Peachtree Road NE
Suite 1050
Atlanta, Georgia 30326
(678) 420-3880

        RE Ventures was formed in April of 2001 and is doing business as RealEstate.com. RE Ventures holds assets and licenses of the former RealEstate.com, Inc.

        RE Ventures's business plan is to provide real estate data, tools and tutorial information to consumers who visit the RealEstate.com website, and in turn to refer these consumer leads to industry professionals who will pay RE Ventures a referral fee if the referral results in a transaction between the consumer lead and the industry professional. In November 2001, RE Ventures executed a non-binding letter of intent with FiNet relating to the Acquisition and deferred execution of its operating plan pending the consummation of the Acquisition.

        Jeffrey Gray, Thomas Powell, Kenneth Jenny, William Coleman and Sand Hill Capital Special Purpose LLC ("Sand Hill") collectively own 100% of the equity of RE Ventures and are parties to the RE Ventures Purchase Agreement.

Assets of RE Ventures

        In July of 2001, RE Ventures received an exclusive five-year license from Sand Hill relating to the RealEstate.com website, intellectual property and related technology. As a part of the same transaction, RE Ventures also received computer equipment and other assets from Sand Hill, with a combined value of approximately $500,000, in exchange for a twenty percent ownership interest in RE Ventures. Prior to this July 2001 transaction, Sand Hill owned all rights in the RealEstate.com assets and intellectual property as a result of a foreclosure proceeding in December of 2000.

        Under the RE Ventures Purchase Agreement, as a condition to the closing of the Acquisition, RE Ventures will have obtained from Sand Hill all right, title and interest to the intellectual property and other assets formerly owned by RealEstate.com, Inc., including rights to the RealEstate.com domain name and website. At the time of the closing of the Acquisition, RE Ventures will own all intellectual property and related assets formerly owned by RealEstate.com.

Consideration

        Under the RE Ventures Purchase Agreement, FiNet will purchase all of the stock of RE Ventures from the RE Ventures Equityholders for consideration consisting solely of shares of FiNet Common Stock, par value $.01 per share, and RE Ventures will become a wholly owned subsidiary of FiNet. The RE Ventures Purchase Agreement provides that FiNet will issue 1,406,000 shares of FiNet Common Stock immediately prior to the closing of the Acquisition (the "Initial Closing"). In addition, the RE Ventures Equityholders may be entitled to receive a performance bonus in the form of additional shares of FiNet Common Stock two years after the Initial Closing, based on RE Ventures's financial performance and the market price of FiNet's Common Stock after the Acquisition (the "Second Closing"). The performance bonus will be a number of shares of FiNet Common Stock equal to the lesser of: (i) the quotient of the "Performance Value" (as defined below) of FiNet Common Stock divided by the average closing price of FiNet's Common Stock immediately prior to the Second Closing, and (ii) a number of shares such that the sum of the shares issued at the Initial Closing and the additional shares issued as a performance bonus at the Second Closing shall not exceed forty percent of the outstanding shares of FiNet Common Stock immediately before the Second Closing. The "Performance Value" of FiNet Common Stock is defined in the RE Ventures Purchase Agreement as the difference between (a) ten times the net earnings of RE Ventures for the twelve-month period ending on the second anniversary of the Initial Closing and (b) the then-current value of the shares issued at the Initial Closing, calculated by multiplying the number of shares received as initial consideration by the average closing price of FiNet Common Stock immediately prior to the Second Closing.

        As an example, if the 9,533,634 shares of FiNet's Common Stock outstanding as of the Record Date plus the 1,406,000 shares of FiNet Common Stock to be issued at the Initial Closing (or 10,939,634 shares in the aggregate) are the only shares outstanding as of the Second Closing, FiNet could be obligated to issue up to an additional 2,969,854 shares of FiNet Common Stock as a performance bonus at the Second Closing. Consequently, in connection with the Acquisition, FiNet could be obligated to issue an aggregate of up to 4,375,854 shares of Common Stock, or approximately 31% of the Company's capitalization following the issuance of the performance bonus, based on

9,533,634 shares outstanding as of the Record Date. At a minimum, if no performance bonus is earned, the Company will be required to issue 1,406,000 shares of Common Stock, representing approximately 13% of the Company's capitalization following the Initial Closing, based on 9,533,634 shares outstanding as of the Record Date.

        Your vote is being solicited in order to approve the issuance of shares of the Company's Common Stock in connection with the Acquisition, including the issuance of shares at the Initial Closing and at the Second Closing. If this proposal is approved, no further authorization for the issuance of shares in connection with the Acquisition will be solicited prior to the issuance of shares at the Initial Closing or at the Second Closing.

Reasons for the Acquisition

        The Company believes that the Acquisition provides an attractive opportunity to further pursue its strategy of diversifying its client base beyond mortgage brokers. The Company believes that the RealEstate.com domain name and RE Ventures's other intellectual property can be integrated effectively into the current operations of FiNet's subsidiaries to achieve this strategic objective. The Company believes that there are significant synergies between the current operations of FiNet's subsidiaries and the RE Ventures assets to be purchased in the Acquisition, and that the experience and expertise of FiNet's management team will allow it to effectively utilize the assets acquired in the RE Ventures transaction.

Conditions to Closing

        The closing of the transactions contemplated by the RE Ventures Purchase Agreement is subject to several conditions that must be satisfied or waived before the Initial Closing, including those summarized below:

  •
  FiNet's reasonable satisfaction with the results of a third-party audit of the "RealEstate.com" technology and reasonable satisfaction with the response of RE Ventures to any material issues raised as a result of due diligence;

  •
  the accuracy, in all material respects, of each party's respective representations and warranties in the RE Ventures Purchase Agreement;

  •
  material compliance by each party with its covenants in the RE Ventures Purchase Agreement;

  •
  absence of a material adverse change in the financial condition or operations of RE Ventures from December 31, 2001 to the Initial Closing;

  •
  receipt of required approvals, including approvals from FiNet's board of directors and stockholders, any applicable government entities and any required third parties;

  •
  execution and delivery of consulting agreements with certain of the RE Ventures Equityholders;

  •
  execution of a technology sale and assignment agreement between RE Ventures and Sand Hill;

  •
  execution and delivery of a standstill agreement and a registration rights agreement; and

  •
  receipt of an opinion of counsel to RE Ventures as to certain matters.

Registration Rights

        In connection with the Acquisition, the RE Ventures Equityholders will receive registration rights under the RE Ventures Purchase Agreement, the terms of which are more fully described in a registration rights agreement executed in connection with the RE Ventures Purchase Agreement. Pursuant to these registration rights, the Company will be obligated to prepare and file with the

Securities and Exchange Commission registration statements covering the shares of Common Stock to be issued at the Initial Closing and at the Second Closing, respectively. The Company is generally required to bear the expenses of all such registrations, except underwriting discounts and commissions.

Standstill Agreement and Restrictions on Resale

        In connection with the Acquisition, the RE Ventures Equityholders have entered into a standstill and stock restriction agreement with the Company pursuant to which the RE Ventures Equityholders have agreed, among other things, not to acquire more than twenty percent of the Company's voting stock before the earlier of (i) the Second Closing and (ii) a change in control of the Company, except in certain limited situations. In addition, the RE Ventures Equityholders have agreed to certain volume limitations on their resale of the shares of Common Stock received from the Company in connection with the Acquisition, including (i) a limit during the first year following the Initial Closing of twenty-five percent of the shares received at the Initial Closing (unless the Company's Common Stock trades above $3.00 for thirty consecutive trading days) and (ii) a limit of ten percent of the prior month's trading volume for resales during any month until two years following the Second Closing.

Termination of the RE Ventures Purchase Agreement

        The RE Ventures Purchase Agreement may be terminated before the Initial Closing in certain situations, including if the Initial Closing has not taken place before June 30, 2002, except in the case of delays caused by the party seeking termination.

Accounting Treatment

        FiNet will account for the Acquisition under the purchase method of accounting for business combinations.

Tax Treatment

        The Acquisition has been structured to qualify as a reorganization for United States federal income tax purposes under the Internal Revenue Code.

Required Vote

        The affirmative vote of the holders of a majority of the shares of the Common Stock voting in person or by proxy on this proposal at the Annual Meeting is required to approve the issuance of shares of the Company's Common Stock in connection with the Acquisition.

        THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE APPROVAL OF THE ISSUANCE OF SHARES OF THE COMPANY'S COMMON STOCK IN CONNECTION WITH THE PROPOSED ACQUISITION OF R.E. VENTURES, INC.

 PROPOSAL FIVE

        ISSUANCE AND SALE OF SERIES B CONVERTIBLE PREFERRED STOCK
AND COMMON STOCK WARRANTS TO L. DANIEL RAWITCH AND DIOGO ABREU
IN CONNECTION WITH A PRIVATE PLACEMENT OF THE COMPANY'S SECURITIES

Private Placement

        The Company's Board of Directors has approved the sale and issuance of up to 60,000 shares of the Company's Series B Convertible Preferred Stock, par value $0.01 per share (the "Preferred Stock"), and warrants (the "Warrants") to purchase of up to 650,000 shares of the Company's Common Stock in a private placement to accredited investors (the "Series B Private Placement"). The terms of the Series B Private Placement are set forth in that certain Series B Convertible Preferred Stock and Warrant Purchase Agreement dated as of May 10, 2002 (the "Series B Purchase Agreement") by and among the Company and the investors in the Series B Private Placement (the "Series B Investors"), and the rights, privileges, preferences and restrictions of the Preferred Stock are set forth in the Certificate of Designations, Preferences and Rights of Series B Convertible Preferred Stock filed with the Secretary of State of the State of Delaware (the "Series B Certificate of Designations"). The Company included the Series B Purchase Agreement, the Series B Certificate of Designations and a form of warrant describing the material terms of the Warrants (the "Form of Warrant") as exhibits to a current report on Form 8-K filed with the Securities and Exchange Commission in May 2002.

Issuance of Securities to L. Daniel Rawitch and Diogo Abreu

        In connection with the Series B Private Placement the Company proposes to issue and sell, following the Annual Meeting and subject to the approval of the stockholders of the Company:

  (i)
  5,000 shares of Preferred Stock convertible into 200,000 shares of the Company's Common Stock, together with Warrants to purchase 53,333 shares of the Company's Common Stock, to L. Daniel Rawitch, the Company's President and Chief Executive Officer and Co-Vice Chairman of the Company's Board of Directors; and

  (ii)
  3,750 shares of Preferred Stock convertible into 150,000 shares of the Company's Common Stock, together with Warrants to purchase 40,000 shares of the Company's Common Stock, to Diogo Abreu, consultant to the Company and Co-Vice Chairman of the Company's Board of Directors.

        The Preferred Stock will be sold at a purchase price of $40.00 per share, and the Warrants will be issued with an exercise price of $0.75 per share. In the aggregate, the Company proposes to issue and sell 8,750 shares of Preferred Stock convertible into 350,000 shares of the Company's Common Stock and Warrants to purchase 93,333 shares of the Company's Common Stock to Messrs. Rawitch and Abreu for an aggregate purchase price of $350,000.

        The Nasdaq Stock Market marketplace rules require that we obtain approval from our stockholders prior to issuing Preferred Stock and Warrants to Messrs. Rawitch and Abreu in the Series B Private Placement because Messrs. Rawitch and Abreu are directors of the Company.

        Under the Nasdaq Stock Market marketplace rules, we must also obtain stockholder approval from our stockholders prior to issuing Preferred Stock and Warrants to Messrs. Rawitch and Abreu if the issuance would have the effect of causing the Series B Private Placement to be deemed an issuance of securities equal to 20% or more of the voting power outstanding before the issuance at a price less than the greater of book or market value of the securities. As of the date of mailing of this proxy statement, approximately 33,750 shares of Preferred Stock convertible into 1,350,000 shares of the Company's Common Stock, together with Warrants to purchase 360,000 shares of the Company's Common Stock, have been sold in the Series B Private Placement, not including the proposed issuance and sale of Preferred Stock and Warrants to Messrs. Rawitch and Abreu, for which stockholder approval is being solicited in this proxy statement. The conversion ratio of the Preferred Stock is initially fixed in the Series B Certificate of Designations as the quotient of the Preferred Stock purchase price of $40.00 divided by a conversion price of $1.00, and the exercise price of the Warrants is based on the average closing price of the Company's Common Stock over a period specified in the Series B Purchase Agreement. As a result, the issuance of Preferred Stock and Warrants under the Series B Purchase Agreement to Messrs. Rawitch and Abreu following the Annual Meeting may result in the Series B Private Placement becoming an issuance of securities having aggregate voting power in excess of 20% of the Company's outstanding shares of voting stock at a price below fair market value at the time of the issuance. For example, at the time of issuance to Messrs. Rawitch and Abreu, the fair market value of the Company's Common Stock may exceed the $1.00 conversion price of the Preferred Stock initially fixed in the Series B Certificate of Designations.

        The following is a summary of the material aspects of the Series B Private Placement, including the material provisions of the Series B Purchase Agreement, the Series B Certificate of Designations and the Warrants.

Series B Purchase Agreement

        The Series B Purchase Agreement provides for the issuance and sale of up to 60,000 shares of Preferred Stock at a purchase price of $40.00 per share and the issuance of warrants to purchase up to 650,000 shares of the Company's Common Stock. The Series B Purchase Agreement contains customary representations and warranties and provides for one or more closings during a specified period following May 10, 2002. The terms of the Preferred Stock, Warrants and registration rights under the Series B Purchase Agreement are set forth in the Series B Certificate of Designations, in the Form of Warrant and in a registration rights agreement, respectively, attached as exhibits to the Series B Purchase Agreement.

Series B Certificate of Designations and Terms of the Preferred Stock

        The terms of the Preferred Stock are set forth in the Series B Certificate of Designations, which designates as "Series B Convertible Preferred Stock" 60,000 shares of the Company's authorized 100,000 shares of preferred stock. The Preferred Stock has a purchase price of $40.00 per share. The holders of Preferred Stock are entitled to receive dividends at a rate of $2.00 per year per share of Preferred Stock before any dividends are paid to holders of Common Stock, and the right to receive dividends continues to accrue cumulatively whether or not dividends are paid in any particular year. In the event of a liquidation, dissolution, winding up or change in control of the Company, the holders of Preferred Stock are entitled to receive $40.00 per share of Preferred Stock, plus any accrued but unpaid dividends, before any payments are made to holders of Common Stock. Each share of Preferred Stock is convertible into 40 shares of Common Stock at the Series B Investor's option, and any accrued but unpaid dividends will also be converted at a conversion price of $1.00; however, all shares of Preferred Stock and accrued but unpaid dividends will automatically be converted into Common Stock if the holders of a majority of the Preferred Stock so request or, if the Company so elects, if the closing price of the Company's Common Stock equals or exceeds $2.00 for 20 consecutive trading days. The Preferred Stock has standard protections against future issuances of the Company's securities at a price that would dilute the Series B Investors' interest in the Company, subject to standard exceptions. The holders of Preferred Stock vote together with the holders of Common Stock and not as a separate class, and each share of Preferred Stock represents the right to a number of votes as is equal to the number of shares of Common Stock into which the share of Preferred Stock may be converted. The Preferred Stock is redeemable at the option of the holders of a majority of the Preferred Stock beginning on November 10, 2006 in 3 equal semi-annual installments.

Terms of the Warrants

        The Warrants to purchase Common Stock are immediately exercisable for a term of three years and are subject to restrictions on transfer under federal and state securities laws. The number of shares of Common Stock issuable to a Series B Investor upon exercise of a Warrant is related to the aggregate purchase price paid by the Series B Investor under the Series B Purchase Agreement, and is calculated as an amount of shares of Common Stock equal to (i) 20% of the aggregate purchase price paid, divided by (ii) the Warrant exercise price. The Warrant exercise price is based on the average closing price of the Company's Common Stock over a period specified in the Series B Purchase Agreement.

Registration Rights

        In connection with the Series B Private Placement, the Company granted the Series B Investors "piggyback" registration rights, the terms of which are more fully described in a registration rights agreement included as an exhibit to a current report on Form 8-K filed with the Securities and Exchange Commission in May 2002. Pursuant to these registration rights, the Series B Investors may include shares of Common Stock issuable upon conversion of the Preferred Stock or upon exercise of the Warrants in a registration statement filed by the Company with the Securities and Exchange Commission. The Company is generally required to bear the expenses of all such registrations, except underwriting discounts and commissions.

Reasons for the Series B Private Placement and Use of Proceeds

        The Company believes that the Series B Private Placement will allow the Company to raise capital in a timely and efficient manner by utilizing a portion of the authorized but unissued shares of preferred stock that the Company is authorized to issue under its Certificate of Incorporation. The Company intends to use the proceeds from the Series B Private Placement primarily for working capital purposes, including operations and the development of product offerings.

        Your vote is being solicited in order to approve the issuance and sale of shares of Preferred Stock and Warrants to L. Daniel Rawitch and Diogo Abreu on the terms described in this proxy statement in connection with the Series B Private Placement in order to meet applicable requirements under the Nasdaq Stock Market marketplace rules. If this proposal is approved, no further authorization for the issuance and sale of shares of Preferred Stock and Warrants to L. Daniel Rawitch and Diogo Abreu in connection with the Series B Private Placement will be solicited prior to such issuance.

Required Vote

        The affirmative vote of the holders of a majority of the shares of the Common Stock voting in person or by proxy on this proposal at the Annual Meeting is required to approve the issuance and sale of shares of Preferred Stock and Warrants to L. Daniel Rawitch and Diogo Abreu in connection with the Series B Private Placement.

        THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE APPROVAL OF THE ISSUANCE AND SALE OF SERIES B CONVERTIBLE PREFERRED STOCK AND COMMON STOCK WARRANTS TO L. DANIEL RAWITCH AND DIOGO ABREU IN CONNECTION WITH THE SERIES B PRIVATE PLACEMENT

PROPOSAL SIX

        ISSUANCE AND SALE OF ADDITIONAL SHARES OF SERIES B CONVERTIBLE
PREFERRED STOCK AND COMMON STOCK WARRANTS IN CONNECTION WITH A
PRIVATE PLACEMENT OF THE COMPANY'S SECURITIES

        As described in proposal five above, under the Nasdaq Stock Market marketplace rules, we must obtain stockholder approval from our stockholders prior to issuing additional shares of Preferred Stock and Warrants if the issuance or issuances would have the effect of causing the Series B Private Placement to be deemed an issuance of securities equal to 20% or more of the voting power outstanding before the issuance at a price less than the greater of book or market value of the securities.

        The Company's Board of Directors has approved the sale and issuance of up to 60,000 shares of Preferred Stock at a purchase price of $40.00 per share and the issuance of warrants to purchase up to 650,000 shares of the Company's Common Stock. The conversion price of the Preferred Stock is initially fixed in the Series B Certificate of Designations at $1.00, and the exercise price of the Warrants is based on the average closing price of the Company's Common Stock over a period specified in the Series B Purchase Agreement. As a result, issuances of Preferred Stock and Warrants under the Series B Purchase Agreement following the Annual Meeting may result in the Series B Private Placement becoming an issuance of securities having aggregate voting power in excess of 20% of the Company's outstanding shares of voting stock at a price below fair market value at the time of the issuance. For example, at the time of issuance of such additional shares, the fair market value of the Company's Common Stock may exceed the $1.00 conversion price of the Preferred Stock initially fixed in the Series B Certificate of Designations.

        Your vote is being solicited in order to approve the issuance and sale of additional shares of Preferred Stock and Warrants following the date of the Annual Meeting on the terms described in this proxy statement in connection with the Series B Private Placement in order to meet applicable requirements under the Nasdaq Stock Market marketplace rules. It this proposal is approved, no further authorization for the issuance and sale of additional shares of Preferred Stock and Warrants in connection with the Series B Private Placement will be solicited prior to such issuance or issuances.

Required Vote

        The affirmative vote of the holders of a majority of the shares of the Common Stock voting in person or by proxy on this proposal at the Annual Meeting is required to approve the issuance and sale of additional shares of Preferred Stock and Warrants in connection with the Series B Private Placement.

        THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE APPROVAL OF THE ISSUANCE AND SALE OF ADDITIONAL SHARES OF SERIES B CONVERTIBLE PREFERRED STOCK AND COMMON STOCK WARRANTS IN CONNECTION WITH THE SERIES B PRIVATE PLACEMENT

STOCKHOLDER PROPOSALS

        Proposals of stockholders of the Company which are intended to be presented at the Company's 2003 meeting of stockholders must be received by the Secretary of the Company no later than January 30, 2003 in order to be included in the proxy soliciting material relating to that meeting. These proposals must also meet the other requirements of the rules of the Securities and Exchange Commission relating to stockholder proposals. Stockholders who wish to make a proposal at the Company's 2003 Annual Meeting—other than one that will be included in the Company's proxy materials—should notify the Company no later than April 15, 2003. If a stockholder who wishes to present a proposal fails to notify the Company by this date, the appointed proxyholders of the proxies that management solicits for the meeting will have discretionary authority to vote on the stockholder's proposal if it is properly brought before the meeting. If a stockholder makes a timely notification, the appointed proxyholders may still exercise discretionary voting authority under circumstances consistent with the proxy rules of the Securities and Exchange Commission.

OTHER MATTERS

        The Company knows of no other matters to be submitted at the Annual Meeting. If any other matters properly come before the Annual Meeting, it is the intention of the persons named in the enclosed proxy to vote the shares they represent as the Board may recommend.

INCORPORATION BY REFERENCE

        To the extent that this Proxy Statement has been or will be specifically incorporated by reference into any filing by the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, the sections of the Proxy Statement entitled "Audit Committee Report", "Report of the Compensation Committee of the Board of Directors" and "Stock Price Performance Graph" shall not be deemed to be so incorporated, unless specifically otherwise provided in any such filing.

FINANCIAL MATTERS AND FORM 10-K REPORT

        The Company's annual report for the fiscal year ended December 31, 2001 is being mailed with this proxy statement to stockholders entitled to notice of the meeting. The consolidated financial statements, unaudited selected quarterly data, supplementary financial information, management's discussion and analysis of financial condition and results of operations, changes in and disagreements with accountants on accounting and financial disclosure, and quantitative and qualitative disclosures about market risk included in the annual report are incorporated by reference herein.

        THE COMPANY WILL PROVIDE EACH BENEFICIAL OWNER OF ITS SECURITIES AS OF THE RECORD DATE WITH A COPY OF THE RE VENTURES PURCHASE AGREEMENT, THE SERIES B PURCHASE AGREEMENT, THE SERIES B CERTIFICATE OF DESIGNATIONS, THE FORM OF WARRANT AND THE COMPANY'S ANNUAL REPORT ON FORM 10-K, INCLUDING THE FINANCIAL STATEMENTS AND SCHEDULES THERETO, REQUIRED TO BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION FOR THE COMPANY'S MOST RECENT FISCAL YEAR WITHOUT CHARGE, BY FIRST CLASS MAIL, WITHIN ONE BUSINESS DAY OF RECEIPT OF A WRITTEN OR ORAL REQUEST FROM SUCH PERSON. SUCH REQUEST SHOULD BE DIRECTED TO INVESTOR RELATIONS, FINET.COM, INC., 2527 CAMINO RAMON, SUITE 200, SAN RAMON, CALIFORNIA 94583 OR TO (925) 242-5600.

                      THE BOARD OF DIRECTORS

Dated: May 30, 2002

FiNet.com, Inc.

1998 NON-EMPLOYEE DIRECTORS' STOCK OPTION PLAN

        1.    PURPOSE OF THE PLAN.    This Finet.com, Inc. f/k/a Finet Holdings Corporation 1998 Non-Employee Directors' Stock Option Plan (the "Plan") is adopted for the benefit of the directors of FiNet.com, Inc. a Delaware corporation (the "Company") who, at the time of their service, are not employees of the Company or any of its subsidiaries (the "Non-Employee Directors"). The purposes of the Plan are to advance the interests of the Company by providing the Non-Employee Directors with additional incentive to serve the Company by increasing their proprietary interest in the success of the Company.

        2.    ADMINISTRATION OF THE PLAN.    (a) The Plan shall be administered by the Board of Directors of the Company (the "Board"). The Board may delegate administration of the Plan to a committee ("Committee") comprised of not less than two (2) members of the Board. If administration is delegated to a Committee, the Committee shall have, in connection with the administration of the Plan, the powers possessed by the Board, subject to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board. The Board may abolish the committee at any time and revest in the Board the administration of the Plan. (b) The Board shall have the authority to adopt, alter and repeal such administrative rules, guidelines and practices governing the Plan as it shall, from time to time, deem advisable; to interpret the terms and provisions of the Plan and any Option granted under the Plan (and any agreements relating thereto); and to otherwise supervise the administration of the plan, and to exercise such powers and perform such acts as the Board deems necessary or expedient to promote the bests interests of the Company. The Board may correct any defect, supply any omission or reconcile any inconsistency in the Plan or in any Option in the manner and to the extent it shall deem necessary to carry the Plan into effect. (c) All actions taken and all interpretations and determinations made by the Board in good faith shall be final and binding upon all Non-Employee Directors, the Company, and all other interested persons. (d) No member of the Board shall be personally liable for any action, determination, or interpretation made in good faith with respect to the Plan; and all members of the Board shall be fully protected by the Company in respect of any such action, determination, or interpretation.

        3.    STOCK SUBJECT TO AND RESERVED FOR THE PLAN.    (a) The total number of shares of the Company's Common Stock, $0.01 par value (the "Common Stock"), with respect to which Options may be granted under the Plan, shall not exceed the aggregate of 283,333 shares; provided, however, that the class and aggregate number of shares which may be subject to the Options granted hereunder shall be subject to adjustment in accordance with the provisions of Section 13 of this Plan. Such shares may be treasury shares, reacquired shares or authorized but unissued shares. (b) The Company shall reserve for issuance pursuant to this Plan such number of shares of Common Stock as may from time to time be subject to Options granted hereunder. If any Option expires or is canceled prior to its exercise in full, the shares theretofore subject to such Option may again be made subject to an Option under the Plan. (c) All Options granted under the Plan will constitute nonstatutory stock options (i.e., stock options which do not qualify under Sections 422 or 423 of the Internal Revenue Code of 1986 (the "Code")) (the "Option").

        4.    ELIGIBILITY.    Options shall be granted only to Non-Employee Directors of the Company.

        5.    NON-DISCRETIONARY GRANT OF OPTIONS.

        (a)  Non-Employee Directors Elected After the Effective Date of the Plan: Initial Grant. For so long as this Plan is in effect and shares are available for the grant of Options hereunder, each person who is elected as a Non-Employee Director of the Company for the first time after the effective date of the Plan, and who is not and has not been an employee of the Company or any of the Company's subsidiaries (as defined in Section 424(f) of the Code (a "New Director") shall be granted a one-time

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Option ("Initial Option") to purchase 3,333 shares of Common Stock at a per share exercise price equal to 85% of the Fair Market Value (defined below) of a share of Common Stock on such date (subject to the adjustments provided in Section 14 hereof), except that the price shall be 110% of the Fair Market Value in the case of any person who owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Corporation or its subsidiaries. This Section 5(a) shall only apply to a New Director the first time he or she is elected a director of the Company after the effective date of this Plan.

        (b)  Annual Option Grant to Non-Employee Directors ("Annual Option"). In addition, for so long as (i) this Plan is in effect, and (ii) there are shares available for the grant of Options hereunder, each person serving as an elected Non-Employee Director as of the effective date of this Plan and each New Director (together "Eligible Director") shall be granted automatically, on January 1st of each year (or the next day on which the Company's Common Stock is traded should the Company's Common Stock not trade on such date, commencing as of January 1, 1998 and subject to the adjustments provided in Section 14 hereof), an Option to purchase the number of shares of Common Stock equal to the product of (i) 1,000 times (ii) the quotient, rounded downward to the nearest whole number, obtained by dividing (x) the number of shares of Common Stock outstanding on January 1stof each year by (y) 1,000,000. Such option shall be granted at a per share exercise price equal to 85% of the Fair Market Value (as defined below) of a share of Common Stock, except that the price shall be 110% of the Fair Market Value in the case of any person who owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Corporation or its subsidiaries. The foregoing notwithstanding, such Eligible Director must have served as a Non-Employee Director continuously for at least thirty (30) days immediately preceding the first day of January of any given year, in order to be eligible for grant of an Annual Option as of January 1st of that year.

        (c)  Option Price. For the purposes of this Section 5, the "Fair Market Value" as of any particular date shall mean (i) the closing sales price on the immediately preceding business day of a share of Common Stock as reported on the principal securities exchange on which shares of Common Stock are then listed or admitted to trading or (ii) if not so reported, the average of the closing bid and asked prices for a share of Common Stock on the immediately preceding business day as quoted on the National Association of Securities Dealers Automated Quotation System ("NASDAQ") or (iii) if not quoted on NASDAQ, the average of the closing bid and asked prices for a share of Common Stock as quoted by the National Quotation Bureau's "Pink Sheets" or the National Association of Securities Dealers' OTC Bulletin Board System. If the price of a share of Common Stock shall not be so reported, the Fair Market Value of a share of Common Stock shall be determined by the Board in its absolute discretion.

        6.    OPTION AGREEMENT.    Each Option granted under the Plan shall be evidenced by an agreement, in a form approved by the Board, which shall be subject to the terms and conditions of the Plan. Any agreement may contain such other terms, provisions and conditions as may be determined by the Board and that are not inconsistent with the Plan.

        7.    VESTING AND TERM OF OPTIONS.    (a) Each Option granted under this Plan shall be subject to vesting pursuant to one of two schedules: (i) vesting in full on the date of grant; or (ii) vesting in four (4) equal installments commencing on the first anniversary of the date of grant; provided, however, that each such Option, regardless of the manner of vesting, shall be subject to termination as provided in Section 9 hereof. The schedule of vesting, whether vesting in full or in installments, shall be determined by the Board as part of and at the time of the grant; provided however, that any Option granted under this Plan which vests in full on the date of grant as set forth in subsection (i) above, shall be subject, as a condition of such Option grant, to the Company's right to repurchase as provided in Section 16 hereof. (b) Each Option agreement shall also provide that the Option shall expire ten years from the date of grant, unless sooner terminated pursuant to Section 9 hereof.

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        8.    EXERCISE OF OPTIONS.    Options shall be exercisable at any time after their appropriate vesting date, subject to termination as provided in Section 9 hereof and to the Company's right to repurchase as provided in Section 16 hereof. Options shall be exercised by written notice to the Company setting forth the number of shares with respect to which the Option is being exercised and specifying the address to which the certificates representing such shares are to be mailed. Such notice shall be accompanied by cash or certified check, bank draft, or postal or express money order payable to the order of the Company, for an amount equal to the product obtained by multiplying the exercise price of the Option by the number of shares of Common Stock with respect to which the Option is then being exercised. As promptly as practicable after receipt of such written notification and payment, the Company shall deliver to the Eligible Director a certificate or certificates representing the number of shares of Common Stock with respect to which such Option has been so exercised, issued in the Eligible Director's name, provided, however, that such delivery shall be deemed effected for all purposes when the Company's transfer agent shall have deposited such certificates in the United States mail, addressed to the Eligible Director, at the address specified pursuant to this Section 8.

        9.    TERMINATION OF OPTIONS.    Except as may be otherwise expressly provided in this Plan or otherwise determined by the Board, each Option, to the extent it shall not have been exercised previously, shall terminate on the earliest of the following: (i) on the last day of the three-month period commencing on the date on which the Eligible Director ceases to be a member of the Board for any reason other than the death or total disability (within the meaning of Section 22(e)(3) of the Internal Revenue Code) of the Eligible Director, in which case the option may be exercised at any time within eighteen (18) months following termination of such directorship or service, during which period the Eligible Director shall be entitled to exercise all Options held by the Eligible Director on the date on which the Eligible Director ceased to be a member of the Board that could have been exercised on such date; or (ii) ten years after the date of grant of such Option.

        10.    TRANSFERABILITY OF OPTIONS.    During the term of an Option, the Option shall not be assignable or otherwise transferable except by will or by the laws of descent and distribution. Each Option shall be exercised during the Eligible Director's lifetime only by the Eligible Director.

        11.    NO RIGHTS AS STOCKHOLDER.    No Eligible Director shall have any rights as a stockholder with respect to shares covered by an Option until the date of issuance of a stock certificate or certificates representing such shares. Except as provided in Section 14 hereof, no adjustment for dividends or otherwise shall be made if the record date therefor is prior to the date of issuance of certificates representing shares of Common Stock purchased pursuant to exercise of this Option.

        12.    INVESTMENT REPRESENTATIONS.    Whether or not the Options and shares covered by the Plan have been registered under the Securities Act of 1933, as amended, each person exercising an option under the Plan may be required by the Company to give a representation in writing that such person is acquiring such shares for investment and not with a view to, or for sale in connection with, the distribution of any part thereof. The Company will endorse any necessary legend referring to the foregoing restriction upon the certificate or certificates representing any shares issued or transferred to the Eligible Director upon the exercise of any Option granted under the Plan.

        13.    AMENDMENT OR TERMINATION.    The Board may amend, modify, revise or terminate this Plan at any time and from time to time. All Options granted under this Plan shall be subject to the terms and provisions of this Plan and any amendment, modification or revision of this Plan shall be deemed to amend, modify or revise all Options outstanding under this Plan at the time of such amendment, modification or revision. If this Plan is terminated by action of the Board, all outstanding Options may be terminated.

        14.    CHANGES IN THE COMPANY'S CAPITAL STRUCTURE.    The existence of outstanding Options shall not affect in any way the right or power of the Company or its stockholders to make or authorize the dissolution or liquidation of the Company, any sale or transfer of all or any part of the

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Company's assets or business, any reorganization or other corporate act or proceeding, whether of a similar character or otherwise, any or all adjustments, recapitalizations, reorganizations or other changes in the Company's capital structure or its business, any merger or consolidation of the Company, or any issuance of bonds, debentures, preferred or prior preference stock senior to or affecting the Common Stock or the rights thereof; provided, however, that if (i) the outstanding shares of Common Stock of the Company shall be subdivided into a greater number of shares or (ii) the outstanding shares of Common Stock shall be combined into a smaller number of shares thereof, then (a) the number of shares of Common Stock available for the grant of Options under the Plan shall be proportionally adjusted to equal the product obtained by multiplying such number of available shares remaining by a fraction, the numerator of which is the number of outstanding shares of Common Stock after giving effect to such combination or subdivision and the denominator of which is that number of outstanding shares of Common Stock prior to such combination or subdivision, (b) the exercise price of any Option then outstanding under the Plan shall be proportionately adjusted to equal the product obtained by multiplying such exercise price by a fraction, the numerator of which is the number of outstanding shares of Common Stock prior to such combination or subdivision and the denominator of which is that number of outstanding shares of Common Stock after giving effect to such combination or subdivision, and (c) the number of shares of Common Stock issuable on the exercise of any Option then outstanding under the Plan or thereafter granted under the Plan shall be proportionately adjusted to equal the product obtained by multiplying such number of shares of Common Stock by a fraction, the numerator of which is the number of outstanding shares of Common Stock after giving effect to such combination or subdivision and the denominator of which is that number of outstanding shares of Common Stock prior to such combination or subdivision.

        15.    COMPLIANCE WITH OTHER LAWS AND REGULATIONS.    (a) The Plan, the grant and exercise of Options thereunder, and the obligation of the Company to sell and deliver shares acquirable on exercise of such Options, shall be subject to all applicable federal and state laws, rules and regulations and to such approvals by any governmental or regulatory agency or national securities exchange as may be required. The Company shall not be required to sell or issue any shares on exercise of any Option if the issuance of such shares shall constitute a violation by the Non-Employee Director or the Company of any provisions of any law or regulation of any governmental authority. (b) Each Option granted under this Plan shall be subject to the requirement that, if at any time the Board shall determine that (i) the listing, registration or qualification of the shares subject thereto on any securities exchange or under any state or federal law of the United States or of any other country or governmental subdivision thereof, (ii) the consent or approval of any governmental regulatory body, or (iii) the making of investment or other representations, are necessary or desirable in connection with the issue or purchase of shares subject thereto, no such Option may be exercised in whole or in part unless such listing, registration, qualification, consent, approval or representation shall have been effected or obtained, free of any conditions not acceptable to the Board. (c) These provisions do not obligate the Company to register either the Plan, any option granted under the Plan, or any stock issued or issuable pursuant to any such Option, under any state or federal law of the United States or of any other country or governmental subdivision thereof. (d) Any determination by the Board in connection with any of the above determinations shall be final, binding and conclusive.

        16.    REPURCHASE RIGHT OF THE COMPANY.

        (a)  General. Shares of stock issued or issuable upon exercise of an option grant with immediate vesting, as set forth in Section 7(a)(i), are subject to a right of repurchase by the Company. If the service of a Non-Employee Director to the Company or a subsidiary of the Company is terminated for any reason other than by death or total disability, except as otherwise described in Section 16(d), the Company (or any subsidiary designated by it) shall have the option for 90 days after the termination of service by the Non-Employee Director to repurchase all or any part of his stock issued or issuable upon exercise of the option, as provided in this Section 16.

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        (b)  Notice. Within 30 days of receiving notice from a Non-Employee Director or his representative of the termination of the director's service to the Company or a subsidiary of the Company, the Company must give notice to the director of the Company's decision whether or not to exercise its repurchase right.

        (c)  Repurchase Price. The repurchase price per share repurchased in accordance with this Section 16 shall be the original per share purchase price set forth in the accompanying Notice of Stock Option Grant. The Company's repurchase right at this price lapses at the rate of 25% per year, starting with the first anniversary of the Option Grant, and continues over 4 years, without reference to the date the Option was exercised or became exercisable.

        (d)  Shares Acquired Through Exercise of Option After Termination of Services. If the Non-Employee Director exercises in whole or in part his option after termination of his services to the Company for any reason other than death or total disability, the Company shall have, for 90 days after the exercise, the right to repurchase the shares so acquired upon written notice to the Non-Employee Director. The purchase price and terms of payment will be governed by Sections 16(c) and (e) of this Plan.

        (e)  Payment of the Purchase Price. The Company's right to repurchase must be exercised for cash or cancellation of purchase money indebtedness for the shares within 90 days of termination of service by the Non-Employee Director (or in the case of securities issued upon exercise of Options after the date of termination, within 90 days after the date of exercise).

        (f)    Death or Total Disability. There shall be no right of repurchase by the Company upon the Non-Employee Directors' death or total disability. The foregoing notwithstanding, the provisions of this Section 16(g) do not extend or otherwise affect the termination of any Option which shall not have been exercised, as otherwise set forth in Section 9 herein.

        (g)  Repurchase Right as to Other Shares. The repurchase right of the Company shall apply as well to all shares or other securities issued in respect to any Option due to any stock split, reverse stock split, stock dividend, recapitalization, reclassification, spin-off, split-off, merger, consolidation or reorganization ("Other Shares") but such right shall expire on the occurrence of any event or transaction upon which the Option terminates.

        17.    INDEMNIFICATION OF BOARD OF DIRECTORS.    The Company shall, to the fullest extent permitted by law, indemnify, defend and hold harmless any person who at any time is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding (whether civil, criminal, administrative or investigative) in any way relating to or arising out of this Plan or any Options granted hereunder by reason of the fact that such person is or was at any time a director of the Company against judgments, fines, penalties, settlements and reasonable expenses (including attorneys' fees) actually incurred by such person in connection with such action, suit or proceeding. This right of indemnification shall inure to the benefit of the heirs, executors and administrators of each such person and is in addition to all other rights to which such person may be entitled by virtue of the bylaws of the Company or as a matter of law, contract or otherwise.

        18.    ADDITIONAL PROVISIONS.    (a) Nothing in the Plan, or in any instrument executed pursuant thereto, shall confer upon any Non-Employee Director either the right or the obligation to continue acting as a director of (or to employment by) the Company, nor shall any Plan provision or instrument executed pursuant thereto affect any right of the Company, its Board and/or its shareholders to terminate the directorship (or employment) of any Non-Employee Director with or without cause. (b) In connection with each option granted pursuant to the Plan, each Non-Employee Director shall make arrangements satisfactory to the Company to insure that the amount of any federal or other withholding tax required to be withheld with respect to such sale or transfer is made available to the Company for timely payment of such tax.

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        19.    EFFECTIVE DATE OF THE PLAN.    This Plan shall become effective, subject to stockholder approval, on February 18, 1998. No Option shall be granted pursuant to this Plan on or after February 18, 2008.

        20.    GOVERNING LAW.    The Plan shall be governed by, and all questions arising hereunder, shall be determined in accordance with the laws of the State of California as such laws are applied to agreements between California residents entered into and to be performed entirely within California.

Date of Board Adoption: February 18, 1998

Date of Shareholder Approval: November 24, 1998

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PROXY

FiNET.COM, INC.

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

JUNE 20, 2002

        The undersigned stockholder of FiNet.com, Inc. (the "Company") hereby appoints L. Daniel Rawitch and S. Lewis Meyer, and each of them acting singly, with full power of substitution to each, the true and lawful attorneys, agents and proxyholders of the undersigned, and hereby authorizes them to represent and vote, as specified herein, all of the shares of Common Stock of the Company held of record by the undersigned on May 7, 2002, at the Annual Meeting of Stockholders of the Company to be held on June 20, 2002 (the "Annual Meeting") at 9:30 a.m. at the Company's corporate offices, 2527 Camino Ramon, Suite 200, San Ramon, California 94583 and any adjournments or postponements thereof, with all power which the undersigned would possess if personally present, and to vote all shares of stock which the undersigned may be entitled to vote at said meeting upon the matters set forth in the Notice of Annual Meeting of Stockholders in accordance with the following instructions, and with discretionary authority upon such other matters as may come before the meeting. All previous proxies are hereby revoked.

CONTINUED AND TO BE SIGNED ON THE REVERSE SIDE

☒ Please mark votes as in this example

        THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED. IN THE ABSENCE OF DIRECTION, THE SHARES WILL BE VOTED FOR ALL NOMINEES AND FOR PROPOSALS 2 THROUGH 6.

        THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE NOTICE OF ANNUAL MEETING OF STOCKHOLDERS RELATING TO THE ANNUAL MEETING.

1.	To elect as directors to serve until the next annual meeting of stockholders and until their successors are duly elected and qualified, the six (6) nominees listed below:	Vote FOR all the nominees (except as directed to the contrary) ☐
	L. Daniel Rawitch Stephen J. Sogin, Ph.D. S. Lewis Meyer, Ph.D. Diogo Abreu William D. Dallas Mário Filipe Moreira Leite Da Silva	Vote WITHHELD from all nominees ☐

INSTRUCTIONS: To withhold vote for any individual nominee, write the nominee's name in the space provided below:

2.	To approve an amendment to the Company's 1998 Non-Employee Directors' Stock Option Plan to change the number of shares automatically awarded on an annual basis to each Non-employee Director.	For ☐	Against ☐	Abstain ☐
3.	To ratify the appointment of Ernst & Young, LLP as independent auditors of the Company for the fiscal year ending December 31, 2002.	For ☐	Against ☐	Abstain ☐
4.	To approve the issuance of shares of Company Common Stock in connection with a proposed acquisition of R.E. Ventures, Inc.	For ☐	Against ☐	Abstain ☐
5.
	To approve the sale and issuance of shares of Series B Convertible Preferred Stock and Common Stock warrants to an officer of the Company and a director of the Company in connection with a private placement of the Company's securities.	For ☐	Against ☐	Abstain ☐
6.	To approve the sale and issuance of additional shares of Series B Convertible Preferred Stock and Common Stock warrants in connection with a private placement of the Company's securities.	For ☐	Against ☐	Abstain ☐
MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT	☐	Please sign exactly as name appears hereon. Joint owners should each sign. Trustees and others acting in a representative capacity should indicate the capacity in which they sign and give their full title. If a corporation, please have an authorized officer sign and indicate the full corporate name. If a partnership, please sign in partnership name by an authorized person.
Please mark, sign and date this proxy and return it promptly whether you plan to attend the meeting or not. If you do attend, you may vote in person if you desire.
Signature:		Signature:

Date: __________________

QuickLinks

PROXY STATEMENT FOR ANNUAL MEETING OF STOCKHOLDERS
INFORMATION CONCERNING SOLICITATION AND VOTING
PROPOSAL ONE ELECTION OF DIRECTORS
THE BOARD RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" THE ELECTION OF EACH OF THE NOMINATED DIRECTORS
AUDIT COMMITTEE REPORT
COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION
REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS
PROPOSAL TWO APPROVAL OF AMENDMENT TO THE 1998 NON-EMPLOYEE DIRECTORS' STOCK OPTION PLAN
DIRECTORS' PLAN BENEFITS
Information Regarding Equity Compensation Plans
Equity Compensation Plan Information
THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE APPROVAL OF THE AMENDMENT TO THE DIRECTORS' PLAN
PROPOSAL THREE RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS
Independent Auditor Fees
THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP AS INDEPENDENT AUDITORS
PROPOSAL FOUR ISSUANCE OF COMMON STOCK IN CONNECTION WITH PROPOSED R.E. VENTURES, INC. TRANSACTION
PROPOSAL FIVE
PROPOSAL SIX
STOCKHOLDER PROPOSALS
OTHER MATTERS
INCORPORATION BY REFERENCE
FINANCIAL MATTERS AND FORM 10-K REPORT
FiNet.com, Inc. 1998 NON-EMPLOYEE DIRECTORS' STOCK OPTION PLAN